UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02671

DWS Municipal Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

MAY 31, 2012 Annual Report to Shareholders

DWS Managed Municipal Bond Fund

Contents
4 Portfolio Management Review
9 Performance Summary
12 Investment Portfolio
43 Statement of Assets and Liabilities
45 Statement of Operations
46 Statement of Cash Flows
47 Statement of Changes in Net Assets
48 Financial Highlights
53 Notes to Financial Statements
64 Report of Independent Registered Public Accounting Firm
65 Information About Your Fund's Expenses
67 Tax Information
68 Summary of Management Fee Evaluation by Independent Fee Consultant
72 Board Members and Officers
77 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. Although the fund seeks income that is federally tax-free, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

The municipal market overall provided exceptionally strong returns over the fund's most recent fiscal period. DWS Managed Municipal Bond Fund posted a return of 11.48% over the 12 months ended May 31, 2012. The overall municipal bond market, as measured by the unmanaged Barclays Municipal Bond Index, delivered a total return of 10.40% for the same period.

"The municipal market overall provided exceptionally strong returns over the fund's most recent fiscal period."

Throughout the period, the U.S. Federal Reserve Board (the Fed) kept short-term rates anchored near zero, in keeping with its announced intentions through at least late 2014. By contrast, longer-term U.S. Treasury rates were quite volatile as they responded to headlines surrounding the sovereign debt crisis in Europe and investors eagerly followed the stream of U.S. economic data. However, the overall trend with U.S. Treasury rates was downward, and taxable rates reached all-time lows late in the period as concerns over the viability of the euro heightened. Municipals overall benefited from the declining rate environment, as well as from relatively low new issue supply. Mutual fund flows were consistently positive beginning in late 2011, and retail buyers were supportive of municipals as well for most of the period. Along the municipal yield curve, the two-year bond yield decreased 11 basis points from 0.44% to 0.33%, while the 30-year yield fell 122 basis points from 4.30% to 3.08%, resulting in a total flattening of 111 basis points. (See the Municipal Bond Yield Curve graph on the following page for municipal bond yield changes from the beginning to the end of the period.) Credit spreads — the yield differential provided by lower quality issues vs. AAA-rated issues — generally narrowed for the 12 months as investors sought incremental yield and fears of a municipal credit crisis continued to dissipate.

About Municipal Bonds
A municipal bond is a bond issued by a state or local government, or one of its agencies. Issuers may include cities, counties, public utility districts and school districts, as well as publicly owned airports or seaports, redevelopment agencies and special purpose districts.
For most municipal bonds, interest income received by holders is exempt from the federal income tax and from the income tax of the state in which it is issued. For general obligation bonds, payments of principal and interest are secured by the full faith and credit of the issuer and usually supported by the issuer's taxing power. For revenue bonds, principal and interest are secured by revenues from tolls, rents or other fees gained from the facility that was built with the bond issue proceeds. Projects financed by revenue bonds may include toll roads, bridges, airports, water and sewage treatment facilities, hospitals, and subsidized housing. Many of these bonds are issued by special authorities created for that particular purpose.
The historical default rate for municipal bonds is significantly lower than that of corporate bonds. As with corporate bonds, municipal bonds are graded by ratings agencies such as Standard & Poor's and Moody's Investors Service, on a scale from "AAA", or the highest quality, down to more speculative levels.

Municipal Bond Yield Curve (as of 5/31/11 and 5/31/12)

Source: Municipal Market Data, AAA-rated universe

This chart is for illustrative purposes only and is not intended to represent the yield of any DWS fund. Performance is historical and does not guarantee future results.

Positive and Negative Contributors to Fund Performance

With a relatively steep yield curve as the period began, we had a tilt in the portfolio towards longer-term issues in the 20-to-30-year maturity range. This exposure added to relative performance, as longer-term issues benefited the most from the declining interest rate environment over the period. In addition, with credit spreads at attractive levels, we have maintained significant exposure to lower-quality issues in the BBB or A range. This helped performance relative to the benchmark as credit spreads narrowed and prices rose for many of these issues. In particular, exposure to health-care-related issues added to performance.

During the period, we hedged a portion of the fund's assets against interest rate changes using LIBOR (London Interbank Offered Rate, a benchmark for the taxable interest rates) swaps. With a LIBOR swap, we in effect take a short position against the taxable market in order to manage the fund's overall duration and interest rate sensitivity. This hurt fund returns as taxable market, as reflected by LIBOR, outperformed municipals across most maturities during the period, meaning that the value of the short position declined.

Outlook and Positioning

Municipal bond yields are at attractive levels on a historical basis vs. U.S. Treasury bonds. To illustrate, at the end of May, the 10-year municipal bond yield of 1.79% was 113% of the comparable-maturity U.S. Treasury bond yield before taking into account the tax advantage of municipals. The 30-year municipal yield of 3.08% was 116% of the comparable U.S. Treasury yield. While the municipal yield curve has flattened in recent quarters, longer-term issues continue to carry a substantial yield advantage and we are continuing to focus purchases on bonds with maturities in the 20-to-25-year range. By the same token, while credit spreads have narrowed some, we continue to see opportunities among issues in the A- and BBB-quality ranges.

While the economic climate remains uncertain, many state and local governments have shown progress in enacting necessary spending cuts and tax increases. Nonetheless, the expertise we bring to researching municipal sectors and individual issues continues to be of critical importance. We monitor the fund's holdings and will not hesitate to take appropriate action if there are signs of credit deterioration. We will continue to take a prudent approach to investing in the municipal market that emphasizes careful security selection and broad diversification, while seeking to maintain an attractive dividend and minimize capital gain distributions.

Portfolio Management Team

Philip G. Condon, Managing Director

Co-Lead Portfolio Manager of the fund. Joined the fund in 1990.

• Head of US Retail Fixed Income Funds.

• Joined Deutsche Asset Management in 1983.

• Over 34 years of investment industry experience.

• BA and MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Joined the fund in 1998.

• Joined Deutsche Asset Management in 1986.

• Over 24 years of investment industry experience.

• BA, Duke University.

Matthew J. Caggiano, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 1999.

• Joined Deutsche Asset Management in 1989.

• Over 18 years of investment industry experience.

• BS, Pennsylvania State University; MS, Boston College.

Michael J. Generazo, Director

Portfolio Manager of the fund. Joined the fund in 2010.

• Joined Deutsche Asset Management in 1999.

• Over 17 years of investment industry experience.

• BS, Bryant College; MBA, Suffolk University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Sovereign debt is debt that is issued by a national government.

One basis point equals 1/100 of a percentage point.

Performance Summary May 31, 2012 (Unaudited)
Average Annual Total Returns as of 5/31/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	11.48%	7.64%	5.85%	5.16%
Class B	10.57%	6.76%	5.01%	4.34%
Class C	10.77%	6.82%	5.06%	4.36%
Barclays Municipal Bond Index+	10.40%	7.32%	5.87%	5.40%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	8.42%	6.64%	5.26%	4.87%
Class B (max 4.00% CDSC)	7.57%	6.17%	4.84%	4.34%
Class C (max 1.00% CDSC)	10.77%	6.82%	5.06%	4.36%
Barclays Municipal Bond Index+	10.40%	7.32%	5.87%	5.40%
No Sales Charges					Life of Institutional Class*
Class S	11.67%	7.83%	6.06%	5.38%	N/A
Institutional Class	11.79%	7.92%	6.12%	N/A	5.17%
Barclays Municipal Bond Index+	10.40%	7.32%	5.87%	5.40%	5.16%

* Institutional Class shares commenced operations on August 19, 2002. The performance shown for the index is for the time period of August 31, 2002 through May 31, 2012, which is based on the performance period of the life of Institutional Class.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2011 are 0.83%, 1.64%, 1.61%, 0.64% and 0.59% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 5/31/12	$9.40	$9.40	$9.40	$9.41	$9.40
5/31/11	$8.82	$8.82	$8.81	$8.83	$8.82
Distribution Information: Twelve Months as of 5/31/12: Income Dividends	$.41	$.33	$.34	$.42	$.43
Capital Gain Distributions	$.002	$.002	$.002	$.002	$.002
May Income Dividend	$.0323	$.0257	$.0260	$.0336	$.0343
SEC 30-day Yield++ as of 5/31/12	2.29%	1.54%	1.56%	2.51%	2.61%
Tax Equivalent Yield++ as of 5/31/12	3.52%	2.37%	2.40%	3.86%	4.02%
Current Annualized Distribution Rate++ as of 5/31/12	4.12%	3.28%	3.32%	4.28%	4.38%

++ The SEC yield is net investment income per share earned over the month ended May 31, 2012, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 35%. Current annualized distribution rate is the latest monthly dividend shown as a percentage of net asset value on May 31, 2012. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Morningstar Rankings — Municipal National Long Funds Category as of 5/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	141	of	233	61
3-Year	119	of	216	55
5-Year	27	of	201	13
10-Year	46	of	173	26
Class B 1-Year	201	of	233	86
3-Year	185	of	216	85
5-Year	101	of	201	50
10-Year	123	of	173	71
Class C 1-Year	189	of	233	81
3-Year	180	of	216	83
5-Year	98	of	201	49
10-Year	119	of	173	68
Class S 1-Year	125	of	233	54
3-Year	106	of	216	49
5-Year	17	of	201	8
10-Year	30	of	173	17
Institutional Class 1-Year	119	of	233	51
3-Year	102	of	216	47
5-Year	15	of	201	7

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of May 31, 2012
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 94.0%
Alabama 0.9%
Alabama, State Public School & College Authority, Capital Improvement, 5.0%, 12/1/2023	35,000,000	40,573,400
Phoenix County, AL, Industrial Development Revenue, Industrial Development Board, AMT, 6.35%, 5/15/2035	4,000,000	4,038,600
		44,612,000
Alaska 0.2%
Alaska, State Industrial Development & Export Authority Revenue, Providence Health Services, Series A, 5.5%, 10/1/2041	11,000,000	12,489,620
Arizona 1.6%
Arizona, Health Facilities Authority Revenue, Banner Health System, Series D, 5.375%, 1/1/2032	12,000,000	13,096,800
Arizona, Salt Verde Financial Corp., Gas Revenue:
5.0%, 12/1/2032	1,600,000	1,643,856
5.0%, 12/1/2037	8,405,000	8,600,921
Arizona, Water Infrastructure Finance Authority Revenue, Water Quality, Series A, 5.0%, 10/1/2030	6,250,000	7,636,875
Phoenix, AZ, Civic Improvement Corp., Airport Revenue:
Series A, 5.0%, 7/1/2040	22,775,000	24,620,003
Series A, 5.25%, 7/1/2033	20,885,000	23,105,075
		78,703,530
Arkansas 0.2%
North Little Rock, AR, Electric Revenue, Series A, 6.5%, 7/1/2015, INS: NATL	10,780,000	11,431,974
California 16.6%
Banning, CA, Water & Sewer Revenue, 1989 Water System Improvement Project, ETM, 8.0%, 1/1/2019, INS: AMBAC	585,000	694,173
Banning, CA, Water & Sewer Revenue, Water System Reference & Improvement Project, ETM, 8.0%, 1/1/2019, INS: AMBAC	320,000	396,332
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area:
Series E-1, 0.13%**, 4/1/2045, LOC: Bank of Tokyo-Mitsubishi UFJ	2,000,000	2,000,000
Series F-1, 5.5%, 4/1/2043	13,000,000	14,458,340
Series F-1, 5.625%, 4/1/2044	11,500,000	13,066,760
California, Educational Facilities Authority Revenue, University of Southern California, Series A, 5.0%, 10/1/2038	6,925,000	7,860,913
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series A, 5.0%, 6/1/2045, INS: AGC	10,275,000	10,479,781
California, Health Facilities Financing Authority Revenue, Adventist Health System, Series A, 5.75%, 9/1/2039	5,000,000	5,634,400
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West:
Series A, 6.0%, 7/1/2034	10,000,000	11,703,000
Series A, 6.0%, 7/1/2039	7,500,000	8,746,350
California, Infrastructure & Economic Development Bank Revenue, California Independent Systems Operator Corp., Series A, 6.25%, 2/1/2039	7,800,000	8,586,864
California, M-S-R Energy Authority, Series B, 7.0%, 11/1/2034	15,315,000	19,988,679
California, State General Obligation:
5.0%, 2/1/2032	35,000,000	38,984,050
5.0%, 9/1/2032	10,000,000	10,744,500
5.0%, 2/1/2033	8,000,000	8,841,760
5.25%, 4/1/2035	15,340,000	17,237,098
6.0%, 4/1/2038	22,915,000	26,755,096
6.25%, 11/1/2034	20,655,000	25,004,323
California, State General Obligation, Various Purposes:
5.0%, 6/1/2023, INS: AGMC	25,000,000	28,711,000
5.0%, 12/1/2031, INS: NATL	1,045,000	1,096,602
5.125%, 11/1/2024	5,000,000	5,266,450
5.25%, 9/1/2026	18,765,000	22,016,787
5.25%, 9/1/2030	5,000,000	5,726,450
5.25%, 10/1/2032	25,000,000	28,382,000
6.0%, 11/1/2039	50,000,000	58,977,500
6.5%, 4/1/2033	58,440,000	71,171,154
California, State Public Works Board, Lease Revenue, Capital Projects, Series I-1, 6.375%, 11/1/2034	10,000,000	11,993,500
California, State Public Works Board, Lease Revenue, Department of Corrections, Series C, Prerefunded, 5.5%, 6/1/2021	2,500,000	2,694,725
California, State Public Works Board, Lease Revenue, Department of General Services, Buildings 8 & 9, Series A, 6.125%, 4/1/2029	2,000,000	2,349,700
California, State Public Works Board, Lease Revenue, Department of Mental Health:
Series A, 5.5%, 6/1/2021	5,275,000	5,687,030
Series A, 5.5%, 6/1/2022	1,400,000	1,505,322
California, State Revenue Lease, Public Works Board, Department of Corrections:
Series C, 5.0%, 6/1/2025	2,500,000	2,622,525
Series C, Prerefunded, 5.5%, 6/1/2020	5,000,000	5,389,450
California, State University Revenue, Series A, 5.25%, 11/1/2038	10,000,000	11,167,300
California, Statewide Communities Development Authority Revenue, Health Facility, Community Hospital Monterey Penninsula, Series B, 0.15%**, 6/1/2033, LOC: U.S. Bank NA	1,850,000	1,850,000
California, Statewide Communities Development Authority Revenue, Kaiser Permanente, Kaiser Foundation Hospitals, Series A, 5.0%, 4/1/2042	5,295,000	5,737,397
East Bay, CA, Municipal Utility District, Wastewater Systems Revenue, Series A, 5.0%, 6/1/2037, INS: AMBAC	13,085,000	14,581,662
Foothill, CA, Eastern Corridor Agency, Toll Road Revenue:
Series A, ETM, Zero Coupon, 1/1/2015	10,000,000	9,878,200
Series A, ETM, Zero Coupon, 1/1/2017	5,000,000	4,797,300
Series A, ETM, Zero Coupon, 1/1/2018	21,890,000	20,447,230
Los Angeles County, CA, Multi-Family Housing Authority Revenue, Canyon Country Villas Project, Series H, 0.17%**, 12/1/2032, LIQ: Freddie Mac	3,450,000	3,450,000
Los Angeles, CA, Community College District, Election of 2008, Series C, 5.25%, 8/1/2039	12,000,000	13,890,480
Los Angeles, CA, Department of Airports Revenue, Series A, 5.25%, 5/15/2039	5,000,000	5,573,500
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, Series A, 5.0%, 5/15/2040	25,000,000	27,703,000
Murrieta Valley, CA, School District General Obligation, Unified School District, Series A, Zero Coupon, 9/1/2014, INS: FGIC, NATL	4,235,000	4,116,166
Oakland, CA, Special Assessment Revenue, Oakland Convention Centers, 5.5%, 10/1/2014, INS: AMBAC	2,000,000	2,116,880
Orange County, CA, Airport Revenue:
Series A, 5.25%, 7/1/2039	16,000,000	17,896,960
Series B, 5.25%, 7/1/2039	12,000,000	13,422,720
Roseville, CA, School District General Obligation, Junior High, Series B, Zero Coupon, 8/1/2015, INS: FGIC, NATL	1,000,000	963,850
Sacramento, CA, Municipal Utility District, Electric Revenue:
Series U, 5.0%, 8/15/2026, INS: AGMC	10,455,000	11,870,502
Series U, 5.0%, 8/15/2028, INS: AGMC	8,175,000	9,210,037
San Diego County, CA, Regional Airport Authority Revenue, Series A, 5.0%, 7/1/2034	7,000,000	7,633,150
San Diego, CA, Community College District General Obligation, Election of 2002, 5.25%, 8/1/2033	5,000,000	5,799,050
San Diego, CA, Community College District, Election of 2006, 5.0%, 8/1/2036	6,100,000	6,906,542
San Diego, CA, School District General Obligation, Series A, Zero Coupon, 7/1/2014, INS: FGIC, NATL	1,000,000	984,010
San Francisco, CA, City & County Airports Commission, International Airport Revenue:
Series 32-G, 5.0%, 5/1/2026, INS: FGIC, NATL	8,565,000	9,577,983
Series F, 5.0%, 5/1/2035	27,500,000	30,061,350
Series E, 6.0%, 5/1/2039	35,000,000	41,000,750
San Francisco, CA, City & County Certificates of Participation, Multiple Capital Improvement Projects, Series A, 5.25%, 4/1/2031	7,860,000	8,767,516
San Joaquin County, CA, County General Obligation Lease, Facilities Project, 5.5%, 11/15/2013, INS: NATL	2,680,000	2,740,354
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Toll Road Revenue:
Series A, Zero Coupon, 1/15/2013, INS: NATL	35,295,000	34,515,686
Series A, Zero Coupon, 1/15/2014, INS: NATL	14,905,000	13,972,990
Ukiah, CA, School District General Obligation Lease, Zero Coupon, 8/1/2015, INS: FGIC, NATL	2,000,000	1,887,840
Walnut, CA, Energy Center Authority Revenue, Series A, 5.0%, 1/1/2040	10,000,000	10,712,400
		838,005,419
Colorado 3.6%
Colorado, E-470 Public Highway Authority Revenue:
Series B, Zero Coupon, 9/1/2016, INS: NATL	5,000,000	4,499,900
Series A-1, 5.5%, 9/1/2024, INS: NATL	4,000,000	4,335,040
Colorado, Health Facilities Authority Revenue, Covenant Retirement Communities, Inc., 5.0%, 12/1/2035	15,000,000	14,409,000
Colorado, Public Energy Authority, Natural Gas Purchase Revenue, 6.5%, 11/15/2038, GTY: Merrill Lynch & Co., Inc.	30,000,000	37,475,700
Colorado, State Building Excellent Schools Today, Certificates of Participation, Series G, 5.0%, 3/15/2032	8,630,000	9,681,479
Colorado, Transportation/Tolls Revenue:
Series B, Zero Coupon, 9/1/2014, INS: NATL	6,380,000	6,094,942
Series B, Zero Coupon, 9/1/2015, INS: NATL	17,120,000	15,933,584
Series B, Zero Coupon, 9/1/2017, INS: NATL	8,000,000	6,932,000
Series B, Zero Coupon, 9/1/2018, INS: NATL	20,560,000	16,968,990
Series B, Zero Coupon, 9/1/2019, INS: NATL	36,500,000	28,528,035
Series B, Zero Coupon, 9/1/2020, INS: NATL	7,000,000	5,159,560
Series A, 5.75%, 9/1/2014, INS: NATL	14,700,000	15,822,051
Douglas County, CO, School District General Obligation, 7.0%, 12/15/2013, INS: NATL	2,500,000	2,743,075
University of Colorado, Enterprise Revenue, 5.25%, 6/1/2036	11,500,000	13,404,285
		181,987,641
Connecticut 0.8%
Connecticut, Harbor Point Infrastructure Improvement District, Special Obligation Revenue, Harbor Point Project, Series A, 7.875%, 4/1/2039	13,000,000	14,712,360
Connecticut, State Health & Educational Facilities Authority Revenue, Hartford Healthcare, Series A, 5.0%, 7/1/2041	20,000,000	21,329,600
Greenwich, CT, Multi-Family Housing Revenue, 6.35%, 9/1/2027	2,640,000	2,607,739
		38,649,699
District of Columbia 0.9%
District of Columbia, Core City General Obligation, Series B3, 5.5%, 6/1/2012, INS: NATL	340,000	340,000
District of Columbia, Income Tax Secured Revenue, Series G, 5.0%, 12/1/2036	27,475,000	31,632,517
District of Columbia, National Public Radio Revenue, Series A, 5.0%, 4/1/2035	5,000,000	5,464,950
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 5.5%, 10/1/2023, INS: AGMC	5,000,000	6,567,650
		44,005,117
Florida 4.8%
Clearwater, FL, Water & Sewer Revenue, Series A, 5.25%, 12/1/2039	2,000,000	2,256,540
Florida, Jacksonville Electric Authority, Water & Sewer Revenue, Series A, 5.0%, 10/1/2032	5,000,000	5,722,750
Florida, Village Center Community Development District, Utility Revenue, ETM, 6.0%, 11/1/2018, INS: FGIC	1,250,000	1,513,788
Fort Pierce, FL, Utilities Authority Revenue, Series B, Zero Coupon, 10/1/2018, INS: AMBAC	2,000,000	1,721,680
Hillsborough County, FL, Industrial Development Authority Revenue, University Community Hospital, ETM, 6.5%, 8/15/2019, INS: NATL	1,000,000	1,250,680
Jacksonville, FL, Health Facilities Authority, ETM, 11.5%, 10/1/2012	85,000	88,173
Lee County, FL, Airport Revenue, Series A, AMT, 5.375%, 10/1/2032	1,750,000	1,897,892
Marco Island, FL, Utility Systems Revenue:
Series A, 5.0%, 10/1/2034	1,000,000	1,102,620
Series A, 5.0%, 10/1/2040	1,000,000	1,092,070
Melbourne, FL, Water & Sewer Revenue, ETM, Zero Coupon, 10/1/2016, INS: FGIC	1,350,000	1,298,309
Miami-Dade County, FL, Aviation Revenue:
Series B, 5.0%, 10/1/2035, INS: AGMC	15,000,000	16,180,200
Series A, 5.5%, 10/1/2041	30,000,000	33,818,700
Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
Series C, AMT, 5.25%, 10/1/2022, INS: AGMC	20,000,000	22,165,400
Series A-1, 5.375%, 10/1/2035	1,000,000	1,127,150
Series A-1, 5.375%, 10/1/2041	19,290,000	21,565,834
Miami-Dade County, FL, Double Barreled Aviation, 5.0%, 7/1/2041	6,700,000	7,409,530
Miami-Dade County, FL, Sales & Special Tax Revenue:
Series A, Zero Coupon, 10/1/2014, INS: NATL	2,195,000	1,980,483
Series A, Zero Coupon, 10/1/2022, INS: NATL	7,000,000	4,045,860
Miami-Dade County, FL, Water & Sewer Systems Revenue, 5.0%, 10/1/2034	17,800,000	19,789,506
North Brevard County, FL, Hospital District Revenue, Parrish Medical Center Project, 5.75%, 10/1/2043	10,000,000	10,798,700
Orange County, FL, Health Facilities Authority Revenue:
Series 2006-A, 6.25%, 10/1/2016, INS: NATL	1,100,000	1,233,221
Series 2006-A, ETM, 6.25%, 10/1/2016, INS: NATL	70,000	82,396
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare System:
Series B, 5.25%, 12/1/2029, INS: AGMC	6,500,000	7,173,790
Series A, 6.25%, 10/1/2018, INS: NATL	500,000	610,650
Series C, 6.25%, 10/1/2021, INS: NATL	6,000,000	7,575,180
Orange County, FL, Health Facilities Authority, Orlando Regional Facilities, Series A, ETM, 6.25%, 10/1/2016, INS: NATL	2,830,000	3,331,165
Orlando & Orange County, FL, Expressway Authority Revenue:
Series C, 5.0%, 7/1/2035	16,215,000	17,836,176
Series A, 5.0%, 7/1/2040	11,895,000	12,979,586
6.5%, 7/1/2012, INS: FGIC, NATL	1,000,000	1,004,910
Orlando, FL, Special Assessment Revenue, Conroy Road Interchange Project, Series A, 5.8%, 5/1/2026	460,000	461,352
Palm Beach County, FL, Airport Systems Revenue:
5.75%, 10/1/2013, INS: NATL	3,770,000	3,999,631
5.75%, 10/1/2014, INS: NATL	755,000	830,983
Palm Beach County, FL, Criminal Justice Facilities Revenue, 7.2%, 6/1/2015, INS: FGIC, NATL	110,000	128,358
Port St. Lucie, FL, Utility System Revenue:
5.0%, 9/1/2035, INS: AGC	2,600,000	2,819,362
5.25%, 9/1/2035, INS: AGC	3,000,000	3,314,430
Sunrise, FL, Water & Sewer Revenue, Utility Systems, ETM, 5.5%, 10/1/2018, INS: AMBAC	12,500,000	14,958,500
Tallahassee, FL, Energy System Revenue, 5.5%, 10/1/2016, INS: AMBAC	1,005,000	1,190,292
Tampa, FL, Sports Authority Revenue, Sales Tax-Tampa Bay Arena Project, 5.75%, 10/1/2020, INS: NATL	2,075,000	2,310,927
Tampa, FL, Utility Tax Revenue, Zero Coupon, 10/1/2014, INS: AMBAC	3,165,000	3,058,656
		241,725,430
Georgia 5.2%
Atlanta, GA, Airport Revenue:
Series A, 5.0%, 1/1/2035	2,470,000	2,698,475
Series B, 5.0%, 1/1/2037	720,000	797,681
Atlanta, GA, Metropolitan Rapid Transit Authority, Sales Tax Revenue, 5.0%, 7/1/2039	5,000,000	5,521,250
Atlanta, GA, Water & Sewer Revenue, Series A, 5.5%, 11/1/2019, INS: FGIC, NATL	13,000,000	16,198,650
Atlanta, GA, Water & Wastewater Revenue, Series B, 5.375%, 11/1/2039, INS: AGMC	40,000,000	45,153,200
Burke County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Corp. Vogtle Project:
Series A, 5.3%, 1/1/2033, INS: AGMC	10,000,000	10,927,200
Series B, 5.5%, 1/1/2033	4,000,000	4,342,200
De Kalb County, GA, Water & Sewer Revenue:
Series A, 5.25%, 10/1/2032	2,180,000	2,519,949
Series A, 5.25%, 10/1/2033	3,635,000	4,179,777
Series A, 5.25%, 10/1/2036	11,115,000	12,609,190
Series A, 5.25%, 10/1/2041	13,000,000	14,648,530
Gainesville & Hall County, GA, Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Healthcare:
Series A, 5.375%, 2/15/2040	8,225,000	8,936,874
Series A, 5.5%, 2/15/2045	20,000,000	21,950,400
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2019	17,440,000	19,818,293
Series B, 5.0%, 3/15/2019	5,000,000	5,444,850
Series A, 5.0%, 3/15/2020	2,700,000	3,065,823
Series B, 5.0%, 3/15/2020	5,000,000	5,323,500
Series A, 5.0%, 3/15/2022	17,340,000	19,731,880
Series A, 5.5%, 9/15/2023	5,000,000	5,535,500
Series A, 5.5%, 9/15/2024	4,635,000	5,131,223
Series A, 5.5%, 9/15/2027	5,000,000	5,589,750
Series A, 5.5%, 9/15/2028	5,000,000	5,602,850
Georgia, Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare Systems, 6.5%, 8/1/2038, INS: AGC	18,700,000	21,456,754
Georgia, Municipal Electric Authority Power Revenue:
Series 2005-Y, 6.4%, 1/1/2013, INS: AMBAC	1,045,000	1,075,012
Series Y, ETM, 6.4%, 1/1/2013, INS: AMBAC	75,000	77,513
Series W, 6.6%, 1/1/2018, INS: NATL	11,035,000	12,419,341
Georgia, Water & Sewer Revenue, Municipal Electric Authority Power Revenue, Series W, ETM, 6.6%, 1/1/2018, INS: NATL	190,000	227,616
		260,983,281
Hawaii 0.7%
Hawaii, State Airports Systems Revenue, Series A, 5.0%, 7/1/2039	16,800,000	18,173,064
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Inc., 6.5%, 7/1/2039, GTY: Hawaiian Electric Co., Inc.	6,000,000	6,965,220
Honolulu City & County, HI, Wastewater Systems Revenue, Series A, 5.25%, 7/1/2036	10,285,000	12,028,102
		37,166,386
Idaho 0.2%
Idaho, Health Facilities Authority Revenue, St. Luke's Regional Medical Center, 6.75%, 11/1/2037	10,060,000	11,813,659
Illinois 10.8%
Chicago, IL, Core City General Obligation:
Zero Coupon, 1/1/2017, INS: FGIC, NATL	20,000,000	18,030,200
Series A, 5.375%, 1/1/2013, INS: NATL	5,605,000	5,769,451
Chicago, IL, General Obligation:
Series B, 5.125%, 1/1/2015, INS: AMBAC	1,960,000	2,104,099
Series A, 5.25%, 1/1/2035	10,125,000	11,195,314
Chicago, IL, O'Hare International Airport Revenue:
Series A-2, AMT, 5.75%, 1/1/2019, INS: AGMC	12,975,000	13,745,066
Third Lien, Series A, 5.75%, 1/1/2039	13,650,000	15,860,208
Third Lien, Series B, 6.0%, 1/1/2041	25,000,000	29,466,500
Series C, 6.5%, 1/1/2041	26,700,000	32,361,735
Chicago, IL, Sales & Special Tax Revenue, 5.375%, 1/1/2014, INS: AMBAC	2,155,000	2,248,247
Chicago, IL, School District General Obligation Lease, Board of Education:
Series A, 6.0%, 1/1/2016, INS: NATL	11,025,000	12,864,962
Series A, 6.0%, 1/1/2020, INS: NATL	46,340,000	54,870,267
Series A, 6.25%, 1/1/2015, INS: NATL	22,180,000	23,681,808
Chicago, IL, Water & Sewer Revenue:
Zero Coupon, 11/1/2012, INS: FGIC, NATL	6,350,000	6,337,871
Zero Coupon, 11/1/2018, INS: AMBAC	5,165,000	4,339,633
Chicago, IL, Water Revenue, 5.0%, 11/1/2023, INS: AGMC	10,000,000	11,465,800
Cook County, IL, County General Obligation, 6.5%, 11/15/2014, INS: FGIC, NATL	18,560,000	21,059,475
Illinois, Finance Authority Revenue, Advocate Health Care Network:
Series B, 5.375%, 4/1/2044	5,500,000	5,983,945
Series A, 5.5%, 4/1/2044	5,500,000	6,038,670
Series D, 6.5%, 11/1/2038	4,085,000	4,767,113
Illinois, Finance Authority Revenue, Elmhurst Memorial Healthcare, Series A, 5.625%, 1/1/2037	16,000,000	16,988,800
Illinois, Finance Authority Revenue, Memorial Health Systems:
5.5%, 4/1/2034	12,100,000	13,103,695
5.5%, 4/1/2039	4,800,000	5,150,832
Illinois, Finance Authority Revenue, Northwest Community Hospital, Series A, 5.5%, 7/1/2038	22,990,000	24,802,761
Illinois, Finance Authority Revenue, Park Place of Elmhurst, Series D-3, 6.25%, 8/15/2015	5,000,000	4,999,600
Illinois, Finance Authority Revenue, Roosevelt University Project, 6.5%, 4/1/2044	10,000,000	10,974,900
Illinois, Higher Education Revenue, Zero Coupon, 4/1/2015, INS: NATL	3,300,000	3,179,352
Illinois, Hospital & Healthcare Revenue, Health Facilities Authority:
5.2%, 9/1/2012	1,000,000	1,002,790
6.25%, 8/15/2013, INS: NATL	1,275,000	1,309,361
Series A, 6.25%, 1/1/2015, INS: AMBAC	7,355,000	7,853,007
Illinois, Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, McCormick Capital Appreciation:
Zero Coupon, 6/15/2013, INS: NATL	4,045,000	3,984,163
ETM, Zero Coupon, 6/15/2013, INS: NATL	3,520,000	3,505,322
Illinois, Municipal Electric Agency Power Supply:
Series A, 5.25%, 2/1/2023, INS: FGIC, NATL	3,500,000	3,987,235
Series A, 5.25%, 2/1/2024, INS: FGIC, NATL	2,500,000	2,829,100
Illinois, Pollution Control Revenue, Development Finance Authority, 5.85%, 1/15/2014, INS: AMBAC	5,000,000	5,333,850
Illinois, Project Revenue, Zero Coupon, 1/1/2014, INS: AGMC	17,975,000	17,534,073
Illinois, Project Revenue, Metropolitan Pier and Exposition Authority, Zero Coupon, 6/15/2016, INS: FGIC, NATL	10,000,000	9,139,600
Illinois, Railsplitter Tobacco Settlement Authority, 6.0%, 6/1/2028	17,315,000	19,903,766
Illinois, Regional Transportation Authority:
Series B, 5.75%, 6/1/2033, INS: NATL	7,000,000	8,897,700
Series A, 6.7%, 11/1/2021, INS: FGIC, NATL	25,800,000	31,213,356
Illinois, Sales & Special Tax Revenue:
6.25%, 12/15/2020, INS: AMBAC	6,975,000	8,002,766
Series P, 6.5%, 6/15/2013	405,000	415,534
Illinois, Special Assessment Revenue, Metropolitan Pier and Exposition Authority, Series A, Zero Coupon, 12/15/2018, INS: NATL	6,660,000	5,510,351
Illinois, State Finance Authority Revenue, Ascension Health Credit Group:
Series A, 5.0%, 11/15/2032	2,435,000	2,725,788
Series A, 5.0%, 11/15/2037	1,715,000	1,876,450
Joliet, IL, Higher Education Revenue, College Assistance Corp., North Campus Extension Center Project, 6.7%, 9/1/2012, INS: NATL	645,000	651,876
Kane Cook & Du Page Counties, IL, School District General Obligation, Series B, Zero Coupon, 1/1/2013, INS: AGMC	1,095,000	1,089,569
Lake Cook Kane & McHenry Counties, IL, School District General Obligation, 6.3%, 12/1/2017, INS: AGMC	1,885,000	2,394,855
Lake County, IL, Higher Education Revenue, District No. 117:
Series B, Zero Coupon, 12/1/2013, INS: FGIC, NATL	5,880,000	5,635,216
Series B, Zero Coupon, 12/1/2014, INS: FGIC, NATL	5,985,000	5,564,255
Will County, IL, County General Obligation:
Series B, Zero Coupon, 12/1/2012, INS: FGIC, NATL	2,480,000	2,476,478
Series B, Zero Coupon, 12/1/2013, INS: FGIC, NATL	12,030,000	11,913,309
Series B, Zero Coupon, 12/1/2014, INS: FGIC, NATL	10,255,000	10,040,568
Will County, IL, School District General Obligation, Community Unit School District No. 365-U, Series B, ETM, Zero Coupon, 11/1/2015, INS: AGMC	8,000,000	7,778,880
		543,959,522
Indiana 1.3%
Indiana, Electric Revenue, Municipal Power Agency, Series B, 5.5%, 1/1/2016, INS: NATL	10,160,000	11,147,044
Indiana, Finance Authority Hospital Revenue, Deaconess Hospital Obligation, Series A, 6.75%, 3/1/2039	5,230,000	6,115,178
Indiana, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Greenwood Village South Project, 5.625%, 5/15/2028	2,100,000	1,905,540
Indiana, Hospital & Healthcare Revenue, Health Facilities Financing Authority:
Series D, 5.75%, 11/15/2012	4,580,000	4,598,549
ETM, 6.0%, 7/1/2012, INS: NATL	1,535,000	1,542,031
ETM, 6.0%, 7/1/2013, INS: NATL	1,620,000	1,712,523
ETM, 6.0%, 7/1/2014, INS: NATL	1,720,000	1,904,797
ETM, 6.0%, 7/1/2015, INS: NATL	1,825,000	2,110,714
6.0%, 7/1/2016, INS: NATL	465,000	526,729
ETM, 6.0%, 7/1/2016, INS: NATL	1,470,000	1,790,710
6.0%, 7/1/2017, INS: NATL	490,000	562,672
ETM, 6.0%, 7/1/2017, INS: NATL	1,560,000	1,968,174
6.0%, 7/1/2018, INS: NATL	520,000	606,928
ETM, 6.0%, 7/1/2018, INS: NATL	1,655,000	2,141,620
Indiana, State Finance Authority, Wastewater Utility Revenue, First Lien, Series A, 5.25%, 10/1/2038	8,000,000	9,068,640
Indiana, State Transportation Finance Authority, Series A, 5.75%, 6/1/2012, INS: AMBAC	2,570,000	2,570,000
Indiana, Transportation/Tolls Revenue, Series A, 7.25%, 6/1/2015	1,960,000	2,130,598
St. Joseph County, IN, Educational Facilities Revenue, Notre Dame du Lac Project, 5.0%, 3/1/2036	10,000,000	11,208,500
		63,610,947
Kansas 0.1%
Kansas, Pollution Control Revenue, Development Financing Authority, Series II, 5.5%, 11/1/2017	1,000,000	1,245,650
Wichita, KS, Hospital Revenue, Facilities Improvement, Series III-A, 5.0%, 11/15/2034	3,590,000	3,839,685
		5,085,335
Kentucky 1.8%
Kentucky, Economic Development Finance Authority, Health Systems Revenue, Norton Healthcare:
Series C, 5.6%, 10/1/2012, INS: NATL	9,110,000	9,249,748
Series C, 5.7%, 10/1/2013, INS: NATL	5,495,000	5,807,061
Series C, ETM, 5.7%, 10/1/2013, INS: NATL	2,750,000	2,933,480
Series C, 5.8%, 10/1/2014, INS: NATL	3,420,000	3,643,087
Series C, Prerefunded, 5.8%, 10/1/2014, INS: NATL	1,710,000	1,851,229
Series C, 5.85%, 10/1/2015, INS: NATL	3,490,000	3,710,812
Series C, Prerefunded, 5.85%, 10/1/2015, INS: NATL	1,745,000	1,890,289
Series C, 5.9%, 10/1/2016, INS: NATL	4,330,000	4,589,280
Series C, Prerefunded, 5.9%, 10/1/2016, INS: NATL	2,170,000	2,352,106
Kentucky, Economic Development Finance Authority, Hospital Facilities Revenue, Owensboro Medical Health Systems, Series A, 6.5%, 3/1/2045	11,000,000	12,789,260
Kentucky, Economic Development Finance Authority, Louisville Arena Project Revenue, Series A-1, 6.0%, 12/1/2038, INS: AGC	4,500,000	4,911,975
Louisville & Jefferson County, KY, Metropolitan Government Health Systems Revenue, Norton Healthcare, Inc., 5.0%, 10/1/2030	15,000,000	15,479,100
Louisville & Jefferson County, KY, Metropolitan Government Revenue, Catholic Health Initiatives, Series A, 5.0%, 12/1/2035	20,770,000	22,854,685
		92,062,112
Louisiana 0.6%
East Baton Rouge, LA, Sewer Commission Revenue, Series A, 5.25%, 2/1/2039	10,000,000	11,116,800
Louisiana, Public Facilities Authority, Hospital Revenue, Lafayette General Medical Center, 5.5%, 11/1/2040	5,000,000	5,404,050
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	12,000,000	12,516,840
		29,037,690
Maine 0.2%
Maine, Health & Higher Educational Facilities Authority Revenue, Series A, 5.0%, 7/1/2040	9,650,000	10,396,910
Maine, State Housing Authority, Mortgage Revenue, Series B-3, AMT, 0.23%**, 11/15/2038, SPA: State Street Bank & Trust Co.	1,000,000	1,000,000
		11,396,910
Maryland 0.5%
Baltimore, MD, Project Revenue, Waste Water Projects, Series A, 5.0%, 7/1/2036	2,770,000	3,184,974
Baltimore, MD, Sales & Special Tax Revenue, Series A, 5.9%, 7/1/2012, INS: FGIC	3,100,000	3,113,950
Maryland, State Economic Development Corp. Revenue, Senior Lien Project, Chesapeake Bay:
Series A, 5.0%, 12/1/2016	1,000,000	890,970
Series A, 5.0%, 12/1/2031	20,000,000	13,396,200
Maryland, State Health & Higher Educational Facilities Authority Revenue, Anne Arundel Health Systems, Series A, 6.75%, 7/1/2039	3,400,000	4,070,106
		24,656,200
Massachusetts 4.9%
Massachusetts, Bay Transportation Authority Revenue, Series B, 6.2%, 3/1/2016	10,000,000	10,990,300
Massachusetts, Higher Education Revenue, College Building Authority Project, Series A, 7.5%, 5/1/2014	3,800,000	4,138,732
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, ETM, 6.25%, 7/1/2012, INS: AMBAC	170,000	170,864
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	4,420,000	4,129,385
Massachusetts, Port Authority Revenue, ETM, 13.0%, 7/1/2013	235,000	252,134
Massachusetts, Project Revenue, Prerefunded, 9.2%, 12/15/2031, GTY: Harvard Pilgrim HealthCare, Inc.	17,000,000	18,147,500
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Series B, Prerefunded, 9.15%, 12/15/2023, GTY: Harvard Pilgrim HealthCare, Inc.	3,000,000	3,201,720
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, ETM, Zero Coupon, 12/15/2014	27,680,000	27,296,078
Massachusetts, State College Building Authority Revenue:
Series B, 5.0%, 5/1/2037	4,500,000	5,136,255
Series B, 5.0%, 5/1/2043	4,125,000	4,689,548
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue, Series B, 5.0%, 1/1/2032	28,800,000	31,684,896
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility:
Series B, 11/15/2056*	314,524	1,623
Series A-2, 5.5%, 11/15/2046	63,235	39,163
Series A-1, 6.25%, 11/15/2031	1,182,967	922,466
Massachusetts, State Development Finance Agency Revenue, Masonic Nursing Home, Series B, 0.12%**, 7/1/2032, LOC: TD Bank NA	6,894,000	6,894,000
Massachusetts, State Development Finance Agency Revenue, Partners Healthcare System, Inc., Series L, 5.0%, 7/1/2036	13,680,000	15,146,633
Massachusetts, State Development Finance Agency, Resource Recovery Revenue, SEMASS Partnership:
Series A, 5.625%, 1/1/2015, INS: NATL	4,000,000	4,049,760
Series A, 5.625%, 1/1/2016, INS: NATL	2,750,000	2,784,265
Massachusetts, State Health & Educational Facilities Authority Revenue, Massachusetts Institute of Technology, Series K, 5.5%, 7/1/2022	9,000,000	12,112,110
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	14,285,000	15,688,501
Massachusetts, State Port Authority Special Facilities Revenue, Delta Air Lines, Inc. Project:
Series A, AMT, 5.5%, 1/1/2014, INS: AMBAC	3,000,000	2,991,780
Series A, AMT, 5.5%, 1/1/2015, INS: AMBAC	3,000,000	2,987,040
Series A, AMT, 5.5%, 1/1/2016, INS: AMBAC	3,000,000	2,999,970
Massachusetts, State School Building Authority, Sales Tax Revenue, Series B, 5.25%, 10/15/2035	12,000,000	14,229,000
Massachusetts, State Water Resource Authority:
Series B, 5.0%, 8/1/2041	5,500,000	6,231,830
Series J, 5.5%, 8/1/2021, INS: AGMC	5,685,000	7,414,206
Massachusetts, Transportation/Tolls Revenue, Turnpike Authority, Series C, Zero Coupon, 1/1/2018, INS: NATL	10,000,000	8,823,200
Massachusetts, Water & Sewer Revenue, Water Authority, Series J, 5.5%, 8/1/2020, INS: AGMC (a)	14,315,000	18,467,638
Massachusetts, Water & Sewer Revenue, Water Resource Authority, Series A, ETM, 6.5%, 7/15/2019 (a)	13,710,000	16,649,424
		248,270,021
Michigan 2.2%
Detroit, MI, School District General Obligation, Series C, 5.25%, 5/1/2014, INS: FGIC	1,000,000	1,078,390
Detroit, MI, Sewer Disposal Revenue:
Series D, 0.914%***, 7/1/2032, INS: AGMC	6,355,000	4,606,358
Series B, 7.5%, 7/1/2033, INS: AGMC	10,000,000	12,629,600
Detroit, MI, State General Obligation:
Series A-1, 5.375%, 4/1/2016, INS: NATL	2,760,000	2,762,843
Series A-1, 5.375%, 4/1/2018, INS: NATL	3,000,000	3,001,560
Detroit, MI, Water & Sewer Revenue, Series A, Zero Coupon, 7/1/2015, INS: FGIC, NATL	8,710,000	8,045,601
Detroit, MI, Water Supply Systems Revenue, Series A, 5.75%, 7/1/2037	11,410,000	12,405,637
Michigan, State Building Authority Revenue, Facilities Program:
Series H, 5.125%, 10/15/2033	9,755,000	10,733,524
Series I, 6.0%, 10/15/2038	9,000,000	10,321,740
Michigan, State Grant Anticipation Bonds, 5.25%, 9/15/2023, INS: AGMC	7,500,000	8,487,375
Michigan, State Hospital Finance Authority Revenue, MidMichigan Health Obligation Group, Series A, 6.125%, 6/1/2039	4,000,000	4,589,400
Michigan, State Hospital Finance Authority Revenue, Trinity Health, Series A, 6.5%, 12/1/2033	10,000,000	11,977,900
Michigan, State Hospital Finance Authority, Trinity Health Credit Group, Series C, 5.0%, 12/1/2034	9,900,000	11,068,596
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital, 8.25%, 9/1/2039	7,200,000	9,218,448
Tawas City, MI, Hospital Finance Authority, St. Joseph Health Services, Series A, ETM, 5.6%, 2/15/2013	290,000	294,512
		111,221,484
Minnesota 0.6%
Minneapolis, MN, Health Care Systems Revenue, Fairview Health Services, Series A, 6.75%, 11/15/2032	6,440,000	7,774,175
Minnesota, Tobacco Securitization Authority, Tobacco Settlement Revenue, Series B, 5.25%, 3/1/2031	9,000,000	10,042,830
University of Minnesota, Higher Education Revenue:
Series A, ETM, 5.75%, 7/1/2017	3,240,000	3,990,935
Series A, ETM, 5.75%, 7/1/2018 (a)	6,760,000	8,525,238
		30,333,178
Mississippi 0.6%
Mississippi, Development Bank Special Obligation, Department of Corrections, Series C, 5.25%, 8/1/2027	13,890,000	15,905,439
Mississippi, State Business Finance Commission, Gulf Opportunity Zone, Chevron U.S.A., Inc. Project, Series C, 0.18%**, 12/1/2030, GTY: Chevron Corp.	3,000,000	3,000,000
Warren County, MS, Gulf Opportunity Zone, International Paper Co.:
Series A, 5.5%, 9/1/2031	5,000,000	5,234,700
Series A, 6.5%, 9/1/2032	7,420,000	8,333,847
		32,473,986
Missouri 0.4%
Cape Girardeau County, MO, Industrial Development Authority, Health Care Facilities Revenue, St. Francis Medical Center, Series A, 5.75%, 6/1/2039	2,150,000	2,375,685
Missouri, State Health & Educational Facilities Authority Revenue, Lutheran Senior Services, Series C, 5.0%, 2/1/2042	8,240,000	8,275,185
St. Louis, MO, Industrial Development Authority Revenue, Convention Center Hotel, Zero Coupon, 7/15/2016, INS: AMBAC	6,895,000	5,545,304
St. Louis, MO, State General Obligation Lease, Industrial Development Authority, Convention Center Hotel, Zero Coupon, 7/15/2015, INS: AMBAC	4,200,000	3,572,016
		19,768,190
Nebraska 0.1%
Omaha, NE, Public Power District Electric Revenue:
Series A, 5.5%, 2/1/2033	1,000,000	1,143,070
Series A, 5.5%, 2/1/2035	1,000,000	1,134,640
Series A, 5.5%, 2/1/2039	1,000,000	1,125,740
		3,403,450
Nevada 0.1%
Clark County, NV, Airport Revenue, Series B, 5.125%, 7/1/2036	5,000,000	5,431,050
Nevada, Director State Department of Business & Industry, Las Vegas Monorail Project, Second Tier, 7.375%, 1/1/2040*	15,000,000	150
		5,431,200
New Hampshire 0.2%
New Hampshire, Health & Education Facilities Authority Revenue, Wentworth-Douglas Hospital, Series A, 6.5%, 1/1/2031	10,000,000	11,788,800
New Jersey 3.2%
New Jersey, Economic Development Authority Revenue, Cigarette Tax:
Prerefunded, 5.5%, 6/15/2031	3,000,000	3,312,240
Prerefunded, 5.75%, 6/15/2034	2,455,000	2,720,312
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue:
Series A, 5.0%, 7/1/2022, INS: NATL	7,140,000	7,665,076
Series A, 5.0%, 7/1/2023, INS: NATL	8,845,000	9,495,461
New Jersey, Garden State Preservation Trust, Open Space & Farm Land, Series 2005-A, Prerefunded, 5.8%, 11/1/2023, INS: AGMC	5,000,000	5,883,750
New Jersey, Industrial Development Revenue, Economic Development Authority, Harrogate, Inc., Series A, 5.875%, 12/1/2026	1,000,000	1,000,100
New Jersey, State Economic Development Authority Revenue, 5.0%, 6/15/2028	1,050,000	1,146,537
New Jersey, State Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2020, INS: AMBAC	11,000,000	13,419,560
New Jersey, State Transportation Trust Fund Authority, Capital Appreciation, Transportation Systems:
Series A, Zero Coupon, 12/15/2026	54,000,000	29,236,680
Series A, Zero Coupon, 12/15/2028	30,000,000	14,382,300
New Jersey, State Transportation Trust Fund Authority, Transportation Systems:
Series B, 5.25%, 6/15/2036	15,940,000	18,158,210
Series B, 5.5%, 6/15/2031	13,200,000	15,447,828
Series A, 6.0%, 6/15/2035	6,000,000	7,317,420
Series A, 6.0%, 12/15/2038	11,075,000	12,831,273
Series A, Prerefunded, 6.0%, 12/15/2038	5,925,000	7,799,552
New Jersey, State Turnpike Authority Revenue:
Series A, 5.0%, 1/1/2035 (b)	6,025,000	6,737,035
Series E, 5.25%, 1/1/2040	5,250,000	5,846,295
Series C-2005, 6.5%, 1/1/2016, INS: AMBAC	1,210,000	1,434,491
Series C-2005, ETM, 6.5%, 1/1/2016, INS: AMBAC	425,000	515,699
		164,349,819
New York 4.2%
Nassau, NY, Health Care Corp. Revenue, 0.16%**, 8/1/2029, LOC: TD Bank NA	540,000	540,000
New York, Higher Education Revenue, Dormitory Authority, Series B, 5.25%, 5/15/2019, INS: FGIC	6,000,000	6,920,280
New York, Higher Education Revenue, Dormitory Authority, City University, Series B, 6.0%, 7/1/2014, INS: FGIC	3,660,000	3,826,933
New York, School District General Obligation, Dormitory Authority, City University, Series A, 5.5%, 5/15/2019	1,500,000	1,802,715
New York, Senior Care Revenue, Dormitory Authority, City University, Series A, 5.25%, 5/15/2021	2,000,000	2,414,060
New York, State Agency General Obligation Lease, Urban Development Corp., 5.7%, 4/1/2020	3,600,000	4,403,304
New York, State Dormitory Authority Revenues, Non-State Supported Debt, New York Law School, 0.15%**, 7/1/2038, LOC: TD Bank NA	2,050,000	2,050,000
New York, State Dormitory Authority, Personal Income Tax Revenue:
Series F, 5.0%, 2/15/2035	5,000,000	5,696,100
Series A, 5.0%, 3/15/2038 (a)	8,750,000	9,831,588
Series C, 5.0%, 3/15/2041	10,000,000	11,250,800
New York, State General Obligation Lease, Urban Development Corp., State Facilities, 5.6%, 4/1/2015	4,655,000	5,032,195
New York, State General Obligation, Tobacco Settlement Financing Corp., Series A-1, 5.25%, 6/1/2022, INS: AMBAC	12,600,000	13,201,776
New York, State Liberty Development Corp. Revenue, World Trade Center Port Authority Construction, 5.25%, 12/15/2043	40,000,000	45,582,800
New York, State Mortgage Agency, Homeowner Mortgage Revenue, Series 142, AMT, 0.2%**, 10/1/2037, SPA: Barclays Bank	7,000,000	7,000,000
New York, State Thruway Authority, Second Generation Highway & Bridge Trust Funding Authority:
Series A, 5.0%, 4/1/2031	5,250,000	6,170,010
Series A, 5.0%, 4/1/2032	4,000,000	4,682,320
New York, Transportation/Tolls Revenue, Transportation Authority, Series E, 5.5%, 11/15/2021, INS: NATL	6,000,000	6,115,140
New York, Triborough Bridge & Tunnel Authority Revenues, Series B-2, 0.15%**, 1/1/2033, LOC : California State Teacher's Retirement System	900,000	900,000
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Water Pollution Control, Series E, 6.875%, 6/15/2014	2,430,000	2,443,389
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Series FF-2, 5.0%, 6/15/2040	2,270,000	2,496,387
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Second General Resolution, Series EE, 5.375%, 6/15/2043	11,250,000	12,997,237
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured, Series D-1, 5.0%, 11/1/2038	10,000,000	11,327,200
New York, NY, General Obligation:
Series D-1, 5.0%, 10/1/2033	25,000,000	28,681,250
Series D-1, 5.0%, 10/1/2034	5,000,000	5,710,150
Series I-1, 5.375%, 4/1/2036	7,000,000	8,008,350
Onondaga County, NY, Trust Cultural Resource Revenue, Syracuse University Project, Series A, 0.22%**, 12/1/2029, LOC: Bank of America NA	450,000	450,000
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute, Series A, 5.125%, 9/1/2040	2,000,000	2,182,360
		211,716,344
North Carolina 1.4%
Charlotte, NC, Airport Revenue, Series A, 5.5%, 7/1/2034	1,500,000	1,723,815
Charlotte, NC, Core City General Obligation, 5.5%, 8/1/2018	4,165,000	4,432,477
North Carolina, Electric Revenue, 5.25%, 1/1/2020, INS: NATL	4,000,000	4,108,240
North Carolina, Electric Revenue, Eastern Municipal Power Agency:
6.0%, 1/1/2018, INS: AMBAC	8,775,000	10,795,005
Series B, 6.0%, 1/1/2022, INS: NATL	18,775,000	24,315,878
North Carolina, Medical Care Commission, Health Care Facilities Revenue, University Health System, Series D, 6.25%, 12/1/2033	17,000,000	19,809,760
North Carolina, Municipal Power Agency, No. 1 Catawba Electric Revenue, Series A, 5.0%, 1/1/2030	5,410,000	5,978,699
		71,163,874
North Dakota 0.2%
Fargo, ND, Sanford Health Systems Revenue, 6.25%, 11/1/2031	9,260,000	11,135,057
Ohio 1.5%
Akron, OH, Project Revenue, Economic Development, ETM, 6.0%, 12/1/2012, INS: NATL	350,000	359,758
Avon, OH, School District General Obligation, 6.5%, 12/1/2015, INS: AMBAC	940,000	1,109,341
Beavercreek, OH, School District General Obligation, Local School District, 6.6%, 12/1/2015, INS: FGIC, NATL	1,500,000	1,668,705
Big Walnut, OH, School District General Obligation, Local School District, Zero Coupon, 12/1/2012, INS: AMBAC	420,000	417,417
Cleveland, OH, Airport Systems Revenue, Series A, 5.0%, 1/1/2030	1,000,000	1,080,160
Cleveland, OH, Sales & Special Tax Revenue, Urban Renewal Tax Increment, Rock & Roll Hall of Fame and Museum Project, 6.75%, 3/15/2018	885,000	886,124
Cuyahoga County, OH, Cleveland Clinic, Health System Revenue, Series B3, 0.19%**, 1/1/2039, SPA: U.S. Bank NA	4,000,000	4,000,000
Cuyahoga County, OH, County General Obligation, 5.65%, 5/15/2018	500,000	582,670
Fayette County, OH, School District General Obligation, Rattlesnake Improvement Area Project, 5.9%, 12/1/2013	15,000	15,000
Finneytown, OH, Other General Obligation, Local School District, 6.2%, 12/1/2017, INS: FGIC, NATL	320,000	372,534
Franklin County, OH, Healthcare Facilities Revenue, Presbyterian Services, 5.5%, 7/1/2017	1,000,000	1,002,150
Franklin County, OH, School District General Obligation, 6.5%, 12/1/2013	270,000	285,393
Hancock County, OH, Hospital Revenue, Blanchard Valley Regional Health Center, 6.5%, 12/1/2030	14,425,000	17,146,276
Hilliard, OH, School District General Obligation, Series A, Zero Coupon, 12/1/2012, INS: FGIC, NATL	1,655,000	1,652,782
Huber Heights, OH, Water & Sewer Revenue, Zero Coupon, 12/1/2012, INS: NATL	1,005,000	1,001,965
Liberty Benton, OH, School District General Obligation, Zero Coupon, 12/1/2014, INS: AMBAC	570,000	547,360
Liberty, OH, School District General Obligation, Zero Coupon, 12/1/2012, INS: FGIC, NATL	255,000	254,003
Lorain County, OH, Lakeland Community Hospital, Inc., ETM, 6.5%, 11/15/2012	120,000	122,401
Lucas County, OH, Hospital Revenue, Promedica Healthcare, Series A, 6.5%, 11/15/2037	6,000,000	7,392,060
Ohio, Higher Education Revenue, Case Western Reserve University:
6.0%, 10/1/2014	1,000,000	1,120,700
Series B, 6.5%, 10/1/2020	2,250,000	2,780,145
Ohio, School District General Obligation, 6.0%, 12/1/2019, INS: AMBAC	475,000	566,832
Ohio, State Higher Educational Facility Commission Revenue, Summa Health Systems Project:
Series 2010, 5.25%, 11/15/2035, INS: AGMC	7,500,000	8,200,050
Series 2010, 5.5%, 11/15/2030, INS: AGMC	4,000,000	4,487,800
Ohio, State Hospital Facility Revenue, Cleveland Clinic Health System, Series B, 5.5%, 1/1/2039	13,600,000	15,106,336
Toledo, OH, Other General Obligation, Macy's Project, Series A, AMT, 6.35%, 12/1/2025, INS: NATL	1,000,000	1,002,280
Wayne, OH, School District General Obligation, 6.6%, 12/1/2016, INS: AMBAC	200,000	228,676
Wooster, OH, School District General Obligation, Zero Coupon, 12/1/2013, INS: AGMC	930,000	917,389
		74,306,307
Oklahoma 0.7%
Oklahoma, State Municipal Power Authority, Supply System Revenue, Series A, 6.0%, 1/1/2038	8,625,000	9,867,173
Oklahoma, Water & Sewer Revenue, McGee Creek Authority, 6.0%, 1/1/2023, INS: NATL	23,125,000	27,000,287
		36,867,460
Pennsylvania 3.1%
Allegheny County, PA, Airport Revenue, Pittsburgh International Airport:
Series A, AMT, 5.75%, 1/1/2013, INS: NATL	9,400,000	9,612,910
Series A-1, AMT, 5.75%, 1/1/2014, INS: NATL	10,500,000	11,053,980
Allegheny County, PA, Hospital Development Authority Revenue, University of Pittsburgh Medical, 5.625%, 8/15/2039	11,800,000	13,165,260
Berks County, PA, Hospital & Healthcare Revenue, Municipal Authority, Reading Hospital & Medical Center Project, 5.7%, 10/1/2014, INS: NATL	540,000	569,506
Crawford County, PA, Industrial Development Authority Revenue, Allegheny College, Series B, 0.18%**, 11/1/2039, LOC: PNC Bank NA	2,000,000	2,000,000
Exter Township, PA, School District General Obligation, Zero Coupon, 5/15/2017, INS: FGIC, NATL	3,700,000	3,371,181
Latrobe, PA, Higher Education Revenue, Industrial Development Authority, 5.375%, 5/1/2013	220,000	228,512
Pennsylvania, Central Bradford Progress Authority Revenue, Guthrie Healthcare System, 5.375%, 12/1/2041	12,550,000	14,076,707
Pennsylvania, Sales & Special Tax Revenue, Convention Center Authority, Series A, ETM, 6.0%, 9/1/2019, INS: FGIC	2,200,000	2,850,474
Pennsylvania, State Turnpike Commission Revenue, Series B, 5.75%, 6/1/2039	32,000,000	35,897,920
Pennsylvania, State Turnpike Commission Revenue, Capital Appreciation, Series E, Step-up Coupon, 0% to 12/1/2017, 6.375% to 12/1/2038	40,000,000	37,422,000
Pennsylvania, State Turnpike Commission Revenue, Motor License Fund, Series A, 6.0%, 12/1/2036	3,000,000	3,654,510
Pennsylvania, Water & Sewer Revenue, 5.25%, 11/1/2014, INS: NATL	1,130,000	1,199,291
Philadelphia, PA, Airport Revenue, Series A, 5.0%, 6/15/2035	7,080,000	7,565,051
Philadelphia, PA, Water & Wastewater Revenue:
Series A, 5.25%, 1/1/2032	3,000,000	3,292,350
Series A, 5.25%, 1/1/2036	2,500,000	2,725,250
Pittsburgh, PA, Core City General Obligation, Series A, 5.5%, 9/1/2014, INS: AMBAC	810,000	842,214
Pittsburgh, PA, Water & Sewer System, ETM, 7.25%, 9/1/2014, INS: FGIC	55,000	59,480
Westmoreland County, PA, Project Revenue, Zero Coupon, 8/15/2017, INS: NATL	6,230,000	5,610,551
		155,197,147
Puerto Rico 2.4%
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 5.375%, 8/1/2039	13,650,000	14,621,880
Series A, 6.5%, 8/1/2044	35,000,000	41,322,750
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Convertible Capital Appreciation:
Series A, Step-up Coupon, 0% to 8/1/2016, 6.75% to 8/1/2032	55,000,000	56,511,950
Series A, Step-up Coupon, 0% to 8/1/2019, 6.25% to 8/1/2033	11,975,000	10,454,055
		122,910,635
Rhode Island 1.0%
Rhode Island, Health & Educational Building Corp., Higher Education Facility Revenue, Brown University, Series A, 5.0%, 9/1/2039 (a)	13,000,000	14,418,430
Rhode Island, Health & Educational Building Corp., Higher Education Facility Revenue, University of Rhode Island, Series A, 6.25%, 9/15/2034	10,000,000	11,582,500
Rhode Island, Project Revenue, Convention Center Authority, Series B, 5.25%, 5/15/2015, INS: NATL	13,870,000	14,635,902
Rhode Island, State Health & Educational Building Corp., Higher Education Facility Revenue, Rhode Island School of Design, Series B, 0.18%**, 8/15/2036, LOC: TD Bank NA	3,800,000	3,800,000
Rhode Island, Tobacco Settlement Financing Corp., Series A, 6.125%, 6/1/2032	7,750,000	7,897,250
		52,334,082
South Carolina 0.9%
Greenwood County, SC, Hospital Revenue, Self Regional Healthcare, 5.375%, 10/1/2039	7,500,000	8,053,275
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance:
5.75%, 8/1/2039	1,910,000	2,099,510
Series C, Prerefunded, 7.0%, 8/1/2030	6,885,000	7,414,870
South Carolina, Piedmont Municipal Power Agency, Electric Revenue:
Series A, ETM, 6.5%, 1/1/2016, INS: FGIC	430,000	517,509
6.75%, 1/1/2019, INS: FGIC, NATL	2,065,000	2,678,264
ETM, 6.75%, 1/1/2019, INS: FGIC	1,460,000	1,946,866
South Carolina, State Ports Authority Revenue, 5.25%, 7/1/2040	10,195,000	11,316,348
South Carolina, State Public Service Authority Revenue, Santee Cooper:
Series E, 5.0%, 1/1/2040	10,000,000	11,022,700
Series A, 5.375%, 1/1/2028	2,500,000	2,986,825
		48,036,167
South Dakota 0.1%
South Dakota, State Health & Educational Facilities Authority Revenue, Sanford Health, 5.5%, 11/1/2040	3,000,000	3,319,680
Tennessee 1.0%
Jackson, TN, Hospital Revenue, Jackson-Madison Project:
5.5%, 4/1/2033	3,000,000	3,252,180
5.625%, 4/1/2038	4,550,000	4,949,535
5.75%, 4/1/2041	8,675,000	9,502,248
Knox County, TN, Hospital & Healthcare Revenue, Sanders Alliance:
5.75%, 1/1/2014, INS: NATL	2,000,000	2,152,300
6.25%, 1/1/2013, INS: NATL	4,000,000	4,125,320
Shelby County, TN, General Obligation:
Zero Coupon, 8/1/2014	4,920,000	4,848,906
ETM, Zero Coupon, 8/1/2014	45,000	44,494
Sullivan County, TN, Health, Educational & Housing Facilities Board, Hospital Revenue, Wellmont Health Systems Project, Series C, 5.25%, 9/1/2036	10,000,000	10,284,500
Tennessee, Energy Acquisition Corp., Gas Revenue:
Series A, 5.25%, 9/1/2019	7,000,000	7,835,310
Series A, 5.25%, 9/1/2021	2,000,000	2,243,140
		49,237,933
Texas 9.7%
Abilene, TX, Senior Care Revenue, Sears Methodist Retirement, Health Facilities Development, Series A, 5.875%, 11/15/2018	2,583,000	2,231,609
Austin, TX, Austin-Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A, 3.375%, 4/1/2027 (c)	21,335,000	11,982,589
Austin, TX, Water & Sewer Revenue, Utility Systems, Zero Coupon, 11/15/2012, INS: AMBAC	13,520,000	13,495,123
Cypress and Fairbanks, TX, School District General Obligation, Cypress-Fairbanks Texas Independent School District:
Series A, Zero Coupon, 2/15/2013	4,840,000	4,829,255
Series A, Zero Coupon, 2/15/2014	6,000,000	5,945,400
Dallas, TX, Waterworks & Sewer Systems Revenue, 5.0%, 10/1/2037	4,600,000	5,072,466
Harris County, TX, County General Obligation, Zero Coupon, 10/1/2017, INS: NATL	3,910,000	3,681,930
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare System, Series B, 7.25%, 12/1/2035	5,000,000	6,015,600
Harris County, TX, Port Houston Authority, Series D-1, 5.0%, 10/1/2035	18,290,000	21,268,892
Houston, TX, Airport Systems Revenue:
Series B, 5.0%, 7/1/2027, INS: FGIC, NATL	21,030,000	22,931,533
Series B, 5.0%, 7/1/2032	3,510,000	3,930,217
Series A, 5.5%, 7/1/2039	10,000,000	11,130,500
Houston, TX, Higher Education Finance Corp. Revenue, Rice University Project, Series A, 5.0%, 5/15/2040	11,185,000	12,795,976
Houston, TX, Utility Systems Revenue, First Lien, Series D, 5.0%, 11/15/2036	7,000,000	7,968,870
Houston, TX, Water & Sewer Revenue, Series C, Zero Coupon, 12/1/2012, INS: AMBAC	4,350,000	4,344,040
North Texas, Tollway Authority Revenue:
Series C, 5.25%, 1/1/2044	20,000,000	21,487,600
First Tier, Series A, 5.625%, 1/1/2033	6,500,000	7,196,540
Second Tier, Series F, 5.75%, 1/1/2033	12,210,000	13,387,654
Second Tier, Series F, 5.75%, 1/1/2038	16,500,000	17,961,570
First Tier, 6.0%, 1/1/2043	30,000,000	34,687,200
North Texas, Tollway Authority Revenue, Special Project Systems:
Series D, 5.0%, 9/1/2032	8,000,000	9,113,760
Series A, 6.0%, 9/1/2041	6,675,000	8,086,429
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Scott & White Healthcare, 5.625%, 8/15/2035	10,000,000	11,204,500
Tarrant County, TX, Cultural Education Facilities Finance Corp., State Health Resources, 5.0%, 11/15/2040	19,325,000	20,937,478
Texas, Dallas/Fort Worth International Airport Revenue:
Series B, 5.0%, 11/1/2035	11,470,000	12,535,334
Series D, 5.0%, 11/1/2035	24,425,000	26,693,594
Series A, 5.25%, 11/1/2038	20,000,000	22,262,000
Series A, AMT, 5.5%, 11/1/2019, INS: NATL	20,000,000	21,099,000
Texas, Electric Revenue:
Zero Coupon, 9/1/2017, INS: NATL	5,880,000	5,422,712
ETM, Zero Coupon, 9/1/2017, INS: NATL	120,000	113,473
Texas, Electric Revenue, Municipal Power Agency, Zero Coupon, 9/1/2016, INS: NATL	18,300,000	17,379,510
Texas, Grapevine-Colleyville Independent School District Building:
5.0%, 8/15/2034	6,080,000	7,070,128
5.0%, 8/15/2035	6,130,000	7,096,149
5.0%, 8/15/2036	3,350,000	3,860,540
Texas, Lower Colorado River Authority, Transmission Contract Revenue, LCRA Transmission Services, 5.0%, 5/15/2040	20,000,000	21,655,600
Texas, Lower Neches Valley Authority, Industrial Developement Corp., Exxon Capital Ventures, Inc., Series B3, AMT, 0.16%**, 4/1/2026, GTY: Exxon Mobil Corp.	4,740,000	4,740,000
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue:
Series B, 1.017%***, 12/15/2026	19,800,000	14,889,996
Series D, 6.25%, 12/15/2026	20,000,000	23,831,400
Texas, Municipal Power Agency, ETM, Zero Coupon, 9/1/2016, INS: NATL	375,000	362,044
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue:
5.5%, 8/1/2021	5,575,000	6,329,632
5.5%, 8/1/2025	2,750,000	3,112,698
Texas, Southwest Higher Education Authority, Inc., Southern Methodist University Project, 5.0%, 10/1/2035	2,400,000	2,727,816
Texas, State Technical University Revenue, Series A, 8/15/2037	5,400,000	6,116,526
		488,984,883
Utah 0.0%
Provo, UT, Electric Revenue, Series A, ETM, 10.375%, 9/15/2015, INS: AMBAC	735,000	856,422
Salt Lake City, UT, Core City General Obligation, 5.75%, 6/15/2014	25,000	25,114
Utah, Electric Revenue, Intermountain Power Agency, Series A, ETM, 5.0%, 7/1/2012, INS: NATL	280,000	281,134
		1,162,670
Virginia 0.5%
Roanoke, VA, Hospital & Healthcare Revenue, Industrial Development Authority, Roanoke Memorial Hospital, Series B, ETM, 6.125%, 7/1/2017, INS: NATL	5,500,000	6,478,835
Virginia Beach, VA, Hospital & Healthcare Revenue, Development Authority Hospital Facility First Mortgage, 5.125%, 2/15/2018, INS: AMBAC	3,000,000	3,536,550
Washington County, VA, Industrial Development Authority, Hospital Facility Revenue, Mountain States Health Alliance, Series C, 7.75%, 7/1/2038	7,760,000	9,568,313
Winchester, VA, Hospital & Healthcare Revenue, Industrial Development Authority, 5.5%, 1/1/2015, INS: AMBAC	3,610,000	3,833,206
		23,416,904
Washington 2.6%
Chelan County, WA, Electric Revenue, Public Utilities, Columbia River Rock, Zero Coupon, 6/1/2014, INS: NATL	12,685,000	12,440,179
Clark County, WA, School District General Obligation, Zero Coupon, 12/1/2017, INS: FGIC, NATL	6,725,000	6,099,441
Port of Seattle, WA, Airport Revenue:
Series A, 5.0%, 8/1/2031	2,000,000	2,303,680
Series A, 5.0%, 8/1/2032	2,500,000	2,863,275
Series B, AMT, 6.0%, 2/1/2014, INS: NATL	4,000,000	4,334,960
Washington, State General Obligation:
Series 5, Zero Coupon, 1/1/2017, INS: FGIC, NATL	4,535,000	4,268,659
Series B, 5.0%, 2/1/2033	5,000,000	5,735,400
Series 2011A, 5.0%, 8/1/2033	20,000,000	23,745,200
Series A, 5.0%, 8/1/2035	12,190,000	13,894,771
Washington, State Health Care Facilities Authority Revenue, Series C, 5.375%, 8/15/2028, INS: Radian	5,240,000	5,451,539
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center, Series A, 6.125%, 8/15/2037	7,035,000	7,568,183
Washington, State Health Care Facilities Authority, Swedish Health Services, Series A, 6.75%, 11/15/2041	12,175,000	16,159,756
Washington, State Motor Vehicle Tax-Senior 520, Corridor Toll Program:
Series C, 5.0%, 6/1/2032	7,725,000	8,985,334
Series C, 5.0%, 6/1/2033	6,000,000	6,937,800
Series C, 5.0%, 6/1/2041	11,000,000	12,350,250
		133,138,427
Wisconsin 1.4%
Milwaukee County, WI, Airport Revenue, Series A, 5.0%, 12/1/2034	7,000,000	7,560,350
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority:
Series B, ETM, 6.25%, 1/1/2022, INS: AMBAC	3,510,000	4,371,670
Series C, ETM, 6.25%, 1/1/2022, INS: AMBAC	6,135,000	7,708,505
Series AA, ETM, 6.5%, 6/1/2012, INS: NATL	3,000,000	3,000,000
Wisconsin, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Aurora Health Care, Inc., 6.875%, 4/15/2030	14,000,000	14,392,420
Wisconsin, State Health & Educational Facilities Authority Revenue, Ministry Health Care, Inc., Series C, 5.0%, 8/15/2032	6,940,000	7,549,818
Wisconsin, State Health & Educational Facilities Authority Revenue, ProHealth Care, Inc., 6.625%, 2/15/2039	7,335,000	8,473,465
Wisconsin, State Health & Educational Facilities Authority Revenue, SSM Health Care Corp., Series A, 5.25%, 6/1/2034	2,000,000	2,199,160
Wisconsin, State Health & Educational Facilities Authority Revenue, Thedacare, Inc., Series A, 5.5%, 12/15/2038	13,235,000	14,359,049
		69,614,437
Total Municipal Bonds and Notes (Cost $4,236,282,780)		4,750,964,607

Municipal Inverse Floating Rate Notes (d) 12.7%
California 2.6%
California, San Francisco Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (e)	10,700,000	12,052,709
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-4, 144A, 13.568%, 4/1/2014, Leverage Factor at purchase date: 3 to 1
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2023 (e)	5,236,056	6,233,937
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2024 (e)	3,742,268	4,455,464
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2025 (e)	3,118,557	3,712,887
Trust: California, State Department of Water Resources Revenue, Series 2705, 144A, 12.611%, 12/1/2023, Leverage Factor at purchase date: 3 to 1
California, University of California Revenues, Series O, 5.25%, 5/15/2039 (e)	15,620,000	17,617,954
Trust: California, University of California Revenues, Series 3368-2, 144A, 18.81%, 11/15/2016, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Waste Water System Revenue, Series A, 5.375%, 6/1/2039 (e)	30,000,000	33,872,700
Trust: Los Angeles, CA, Series 3371-2, 144A, 19.31%, 12/1/2016, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Community College District, Election of 2008, Series A, 6.0%, 8/1/2033 (e)	30,000,000	35,881,200
Trust: Los Angeles, CA, Community College District, Series R-11728, 144A, 27.24%, 8/1/2033, Leverage Factor at purchase date: 5 to 1
San Francisco, CA, Bay Area Rapid Transportation District, Election of 2004, Series B, 5.0%, 8/1/2032 (e)	14,997,001	17,143,501
Trust: San Francisco, CA, Bay Area Rapid Transportation District, Series 3161, 144A, 13.517%, 8/1/2015, Leverage Factor at purchase date: 3 to 1
		130,970,352
District of Columbia 0.5%
District of Columbia, Income Tax Revenue, Series A, 5.5%, 12/1/2030 (e)	22,000,000	27,191,340
Trust: District of Columbia, Series 3369, 144A, 19.81%, 6/1/2017, Leverage Factor at purchase date: 4 to 1
Florida 1.4%
Florida, State Turnpike Authority Revenue, Department of Transportation, Series A, 5.0%, 7/1/2021 (e)	30,130,000	34,902,264
Trust: Florida, State Turnpike Authority Revenue, Series 2514, 144A, 43.241%, 7/1/2015, Leverage Factor at purchase date: 10 to 1
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2023, INS: AGMC (e)	3,740,000	4,102,687
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2024, INS: AGMC (e)	3,915,000	4,294,657
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2025, INS: AGMC (e)	4,122,500	4,522,280
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2026, INS: AGMC (e)	4,317,500	4,736,190
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2032, INS: AGMC (e)	16,470,000	18,067,180
Trust: Miami-Dade County, FL, Series 2008-1160, 144A, 9.201%, 1/1/2016, Leverage Factor at purchase date: 2 to 1
		70,625,258
Louisiana 0.2%
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2033 (e)	3,023,487	3,504,402
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2034 (e)	3,300,848	3,825,880
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2035 (e)	3,663,166	4,245,829
Trust: Louisiana, State Gas & Fuels Tax Revenue, Series 3806, 144A, 9.288%, 5/1/2018, Leverage Factor at purchase date: 2 to 1
		11,576,111
Massachusetts 1.7%
Massachusetts, State Development Finance Agency Revenue, Harvard University, Series B-2, 5.25%, 2/1/2034 (e)	20,000,000	24,079,600
Trust: Massachusetts, State Development Finance Agency Revenue, Harvard University, Series 4691, 144A, 9.92%, 1/17/2019, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2027 (e)	7,825,000	8,897,597
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2033 (e)	3,000,000	3,411,219
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2038 (e)	2,750,000	3,126,951
Trust: Massachusetts, State General Obligation, Series 2008-1203, 144A, 14.698%, 8/1/2038, Leverage Factor at purchase date: 3 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2026, INS: AGMC (e)	20,000,000	23,138,200
Trust: Massachusetts, State General Obligation, Series 2022-1, 144A, 42.89%, 8/1/2015, Leverage Factor at purchase date: 10 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2027, INS: AGMC (e)	20,000,000	23,138,200
Trust: Massachusetts, State General Obligation, Series 2022-2, 144A, 42.89%, 8/1/2015, Leverage Factor at purchase date: 10 to 1
		85,791,767
Nevada 1.4%
Clark County, NV, General Obligation, 5.0%, 6/1/2028 (e)	6,252,645	6,906,636
Clark County, NV, General Obligation, 5.0%, 6/1/2029 (e)	6,565,277	7,251,967
Clark County, NV, General Obligation, 5.0%, 6/1/2030 (e)	6,372,122	7,038,609
Trust: Clark County, NV, General Obligation, Series 3158, 144A, 13.513%, 6/1/2016, Leverage Factor at purchase date: 3 to 1
Clark County, NV, School District, Series C, 5.0%, 6/15/2021 (e)	16,118,519	18,803,130
Clark County, NV, School District, Series C, 5.0%, 6/15/2022 (e)	16,841,398	19,646,408
Clark County, NV, School District, Series C, 5.0%, 6/15/2023 (e)	10,876,807	12,688,387
Trust: Clark County, NV, School Improvements, Series 2008-1153, 144A, 9.201%, 6/15/2015, Leverage Factor at purchase date: 2 to 1
		72,335,137
New York 1.1%
New York, State Dormitory Authority Revenues, Columbia University, 5.0%, 7/1/2038 (e)	27,925,000	31,679,857
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series R-11722-1, 144A, 17.921%, 7/1/2016, Leverage Factor at purchase date: 4 to 1
New York, NY, General Obligation, Series C-1, 5.0%, 10/1/2024, INS: AGMC (e)	19,425,000	22,741,548
Trust: New York, NY, Series 2008-1131, 144A, 9.162%, 10/1/2015, Leverage Factor at purchase date: 2 to 1
		54,421,405
North Carolina 0.4%
North Carolina, Capital Facilities Finance Agency Revenue, Duke University Project, Series B, 5.0%, 10/1/2038, INS: AGMC (e)	20,000,000	22,632,200
Trust: North Carolina, Capital Facilities Finance Agency Revenue, Duke University Project, Series 3333, 144A, 17.78%, 10/1/2016, Leverage Factor at purchase date: 4 to 1
Ohio 0.8%
Columbus, OH, General Obligation, Series A, 5.0%, 9/1/2021 (e)	8,725,000	10,242,536
Columbus, OH, General Obligation, Series A, 5.0%, 9/1/2022 (e)	8,725,000	10,242,536
Trust: Columbus, OH, General Obligation, Series 2365, 144A, 17.86%, 9/1/2015, Leverage Factor at purchase date: 4 to 1
Ohio, State Higher Educational Facilities Community Revenue, Cleveland Clinic Health, Series A, 5.125%, 1/1/2028 (e)	6,032,233	6,618,417
Ohio, State Higher Educational Facilities Community Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2033 (e)	10,287,087	11,286,737
Trust: Ohio, State Higher Educational Revenue, Series 3139, 144A, 14.379%, 1/1/2016, Leverage Factor at purchase date: 3 to 1
		38,390,226
Tennessee 1.5%
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2026 (e)	20,800,000	24,203,712
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-2, 144A, 17.87%, 1/1/2016, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2028 (e)	21,610,075	24,401,443
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-4, 144A, 17.878%, 1/1/2016, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, 5.0%, 1/1/2027 (e)	21,793,305	25,236,615
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-3, 144A, 17.865%, 1/1/2016, Leverage Factor at purchase date: 4 to 1
		73,841,770
Texas 1.1%
Dallas, TX, Water Works & Sewer Systems Revenue, 5.0%, 10/1/2035 (e)	10,000,000	11,405,200
Trust: Dallas, TX, Water Works & Sewer Systems Revenue, Series 3742, 144A, 9.29%, 4/1/2018, Leverage Factor at purchase date: 2 to 1
Harris County, TX, Flood Control District, Series A, 5.0%, 10/1/2034 (e)	5,500,000	6,298,985
Trust: Texas, Puttable Floating Option Tax Exempt Receipts, Series 4692, 144A, 9.38%, 10/1/2018, Leverage Factor at purchase date: 2 to 1
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2022 (e)	3,000,000	3,415,968
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2027 (e)	7,425,000	8,454,521
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2028 (e)	6,540,000	7,446,811
San Antonio, TX, Electric & Gas Revenue, 5.0%, 2/1/2029 (e)	7,000,000	7,970,593
Trust: San Antonio, TX, Series 2008-1150, 144A, 9.202%, 8/1/2015, Leverage Factor at purchase date: 2 to 1
Texas, Water Development Board Revenue, Series B, 5.25%, 7/15/2026 (e)	10,000,000	11,720,800
Trust: Texas, Water Development Board, Series 2008-1173, 144A, 18.48%, 7/15/2015, Leverage Factor at purchase date: 4 to 1
		56,712,878
Total Municipal Inverse Floating Rate Notes (Cost $576,175,006)		644,488,444

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,812,457,786)+	106.7	5,395,453,051
Other Assets and Liabilities, Net	(6.7)	(339,275,237)
Net Assets	100.0	5,056,177,814

The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Austin, TX, Austin-Bergstrom Landhost Enterprises, Inc., Airport Hotel Project, Series A (c)	3.375%	4/1/2027	21,335,000	21,337,200	11,982,589
Nevada, Director State Department of Business & Industry, Las Vegas Monorail Project, Second Tier*	7.375%	1/1/2040	15,000,000	14,314,437	150
				35,651,637	11,982,739

* Non-income producing security.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2012.

*** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of May 31, 2012.

+ The cost for federal income tax purposes was $4,804,265,321. At May 31, 2012, net unrealized appreciation for all securities based on tax cost was $591,187,730. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $627,008,718 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $35,820,988.

(a) At May 31, 2012, this security has been pledged, in whole or in part, as collateral for open interest rate swaps.

(b) When-issued security.

(c) Partial interest paying security. The rate shown represents 50% of the original coupon rate.

(d) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(e) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FGIC: Financial Guaranty Insurance Co.

GTY: Guaranty Agreement

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Radian: Radian Asset Assurance, Inc.

SPA: Standby Bond Purchase Agreement

At May 31, 2012, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
8/3/2012 8/3/2029	9,650,000	1	Fixed — 3.99%	Floating — LIBOR	(2,450,347)	—	(2,450,347)
4/22/2013 4/22/2031	21,300,000	2	Fixed — 2.816%	Floating — LIBOR	(1,428,585)	—	(1,428,585)
5/7/2013 5/7/2033	49,500,000	3	Fixed — 2.824%	Floating — LIBOR	(3,325,242)	—	(3,325,242)
5/7/2013 5/7/2033	49,600,000	4	Fixed — 2.817%	Floating — LIBOR	(3,275,877)	—	(3,275,877)
5/13/2013 5/13/2033	31,200,000	3	Fixed — 2.775%	Floating — LIBOR	(1,838,039)	—	(1,838,039)
5/13/2013 5/13/2033	51,900,000	1	Fixed — 2.81%	Floating — LIBOR	(3,350,731)	—	(3,350,731)
5/14/2013 5/14/2033	30,600,000	1	Fixed — 2.67%	Floating — LIBOR	(1,282,272)	—	(1,282,272)
5/7/2013 5/7/2034	11,400,000	4	Fixed — 2.816%	Floating — LIBOR	(751,434)	—	(751,434)
Total unrealized depreciation							(17,702,527)

Counterparties:

1 JPMorgan Chase Securities, Inc.

2 Citigroup, Inc.

3 Barclays Bank PLC

4 Merrill Lynch & Co., Inc.

LIBOR: London Interbank Offered Rate

For information on the Fund's policy and additional disclosures regarding interest rate swap contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (f)	$—	$5,395,453,051	$—	$5,395,453,051
Total	$—	$5,395,453,051	$—	$5,395,453,051
Liabilities
Derivatives (g)	$—	$(17,702,527)	$—	$(17,702,527)
Total	$—	$(17,702,527)	$—	$(17,702,527)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended May 31, 2012.

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on open interest rate swap contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2012
Assets
Investments in securities, at value (cost $4,812,457,786)	$5,395,453,051
Cash	63,564
Receivable for investments sold	2,270,000
Receivable for Fund shares sold	8,868,623
Interest receivable	69,057,097
Other assets	117,791
Total assets	5,475,830,126
Liabilities
Payable for investments purchased — when-issued securities	6,692,762
Payable for Fund shares redeemed	3,863,659
Payable for floating rate notes issued	383,135,816
Unrealized depreciation on swap contracts	17,702,527
Distributions payable	3,869,382
Accrued management fee	1,383,449
Accrued Trustees' fees	12,240
Other accrued expenses and payables	2,992,477
Total liabilities	419,652,312
Net assets, at value	$5,056,177,814
Net Assets Consist of:
Undistributed net investment income	3,063,543
Net unrealized appreciation (depreciation) on: Investments	582,995,265
Swap contracts	(17,702,527)
Accumulated net realized gain (loss)	(81,325,909)
Paid-in capital	4,569,147,442
Net assets, at value	$5,056,177,814

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2012 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($2,149,152,521 ÷ 228,637,121 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.40
Maximum offering price per share (100 ÷ 97.25 of $9.40)	$9.67
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,431,028 ÷ 364,955 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.40
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($237,400,031 ÷ 25,256,396 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.40
Class S Net Asset Value, offering and redemption price per share ($2,548,914,917 ÷ 270,797,817 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.41
Institutional Class Net Asset Value, offering and redemption price per share ($117,279,317 ÷ 12,472,256 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.40

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended May 31, 2012
Investment Income
Income: Interest	$249,145,600
Expenses: Management fee	15,143,773
Administration fee	4,648,982
Services to shareholders	4,629,006
Distribution and service fees	6,656,814
Custodian fee	47,307
Professional fees	135,137
Reports to shareholders	197,905
Registration fees	246,740
Trustees' fees and expenses	149,677
Interest expense and fees on floating rate notes issued	2,787,524
Other	277,060
Total expenses	34,919,925
Net investment income	214,225,675
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	17,344,994
Swap contracts	(71,280,620)
(53,935,626)
Change in net unrealized appreciation (depreciation) on: Investments	363,997,736
Swap contracts	(12,081,746)
351,915,990
Net gain (loss)	297,980,364
Net increase (decrease) in net assets resulting from operations	$512,206,039

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the year ended May 31, 2012
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$512,206,039
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(1,719,966,133)
Net amortization of premium (discount)	(24,448,950)
Proceeds from sales and maturities of long-term investments	1,373,886,956
(Increase) decrease in interest receivable	(3,607,962)
(Increase) decrease in other assets	16,877
(Increase) decrease in receivable for investments sold	2,147,952
Increase (decrease) in payable for investments purchased — when-issued securities	6,692,762
Increase (decrease) in accrued expenses and payables	117,413
Change in net unrealized (appreciation) depreciation on investments	(363,997,736)
Change in net unrealized (appreciation) depreciation on swap contracts	12,081,746
Net realized (gain) loss from investments	(17,344,994)
Cash provided (used) by operating activities	$(222,216,030)
Cash Flows from Financing Activities
Proceeds from shares sold	997,068,884
Payments for shares redeemed	(706,128,457)
Distributions paid (net of reinvestment of distributions)	(69,572,016)
Cash provided (used) by financing activities	221,368,411
Increase (decrease) in cash	(847,619)
Cash at beginning of period	911,183
Cash at end of period	$63,564
Supplemental Disclosure of Non-Cash Financing Activities
Reinvestment of distributions	$142,962,372
Interest expense and fees on floating rate notes issued	$(2,787,524)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$214,225,675	$207,852,413
Net realized gain (loss)	(53,935,626)	(25,266,552)
Change in net unrealized appreciation (depreciation)	351,915,990	(105,044,003)
Net increase (decrease) in net assets resulting from operations	512,206,039	77,541,858
Distributions to shareholders from: Net investment income: Class A	(88,251,470)	(89,676,621)
Class B	(135,652)	(194,993)
Class C	(6,706,011)	(5,620,447)
Class S	(112,146,159)	(106,316,285)
Institutional Class	(4,210,985)	(2,124,100)
Net realized gains: Class A	(473,931)	(263,258)
Class B	(888)	(680)
Class C	(43,010)	(20,490)
Class S	(582,403)	(283,193)
Institutional Class	(24,028)	(7,180)
Total distributions	(212,574,537)	(204,507,247)
Fund share transactions: Proceeds from shares sold	1,001,083,822	1,123,680,958
Reinvestment of distributions	142,962,372	135,876,018
Payments for shares redeemed	(706,492,889)	(939,146,431)
Net increase (decrease) in net assets from Fund share transactions	437,553,305	320,410,545
Increase from regulatory settlements (see Note G)	—	262,613
Increase (decrease) in net assets	737,184,807	193,707,769
Net assets at beginning of period	4,318,993,007	4,125,285,238
Net assets at end of period (including undistributed net investment income of $3,063,543 and $1,546,884, respectively)	$5,056,177,814	$4,318,993,007

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended May 31,
Class A	2012	2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$8.82	$9.08	$8.68	$8.85		$8.99
Income from investment operations: Net investment income	.41	.42	.43	.41		.40
Net realized and unrealized gain (loss)	.58	(.26)	.41	(.14)		(.13)
Total from investment operations	.99	.16	.84	.27		.27
Less distributions from: Net investment income	(.41)	(.42)	(.43)	(.41)		(.40)
Net realized gains	(.00 )*	(.00 )*	(.01)	(.03)		(.01)
Total distributions	(.41)	(.42)	(.44)	(.44)		(.41)
Net asset value, end of period	$9.40	$8.82	$9.08	$8.68		$8.85
Total Return (%)a	11.48	1.88	9.80	3.38	b	3.08	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,149	1,833	1,881	1,627		1,745
Ratio of expenses before expense reductions (including interest expense) (%)c	.82	.83	.81	1.11		1.16
Ratio of expenses after expense reductions (including interest expense) (%)c	.82	.83	.81	1.10		1.14
Ratio of expenses after expense reductions (excluding interest expense) (%)	.76	.75	.74	.74		.73
Ratio of net investment income (%)	4.54	4.86	4.86	4.95		4.52
Portfolio turnover rate (%)	27	24	37	77		55
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class B	2012	2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$8.82	$9.08	$8.68	$8.86		$8.99
Income from investment operations: Net investment income	.33	.35	.35	.34		.34
Net realized and unrealized gain (loss)	.58	(.26)	.41	(.15)		(.13)
Total from investment operations	.91	.09	.76	.19		.21
Less distributions from: Net investment income	(.33)	(.35)	(.35)	(.34)		(.33)
Net realized gains	(.00 )*	(.00 )*	(.01)	(.03)		(.01)
Total distributions	(.33)	(.35)	(.36)	(.37)		(.34)
Net asset value, end of period	$9.40	$8.82	$9.08	$8.68		$8.86
Total Return (%)a	10.57	1.05	8.90	2.45	b	2.42	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	6	7		12
Ratio of expenses before expense reductions (including interest expense) (%)c	1.63	1.64	1.64	1.92		1.98
Ratio of expenses after expense reductions (including interest expense) (%)c	1.63	1.64	1.64	1.89		1.89
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.57	1.56	1.57	1.53		1.48
Ratio of net investment income (%)	3.74	4.04	4.03	4.16		3.77
Portfolio turnover rate (%)	27	24	37	77		55
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class C	2012	2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$8.81	$9.08	$8.68	$8.85		$8.99
Income from investment operations: Net investment income	.34	.35	.36	.34		.34
Net realized and unrealized gain (loss)	.59	(.27)	.41	(.14)		(.13)
Total from investment operations	.93	.08	.77	.20		.21
Less distributions from: Net investment income	(.34)	(.35)	(.36)	(.34)		(.34)
Net realized gains	(.00 )*	(.00 )*	(.01)	(.03)		(.01)
Total distributions	(.34)	(.35)	(.37)	(.37)		(.35)
Net asset value, end of period	$9.40	$8.81	$9.08	$8.68		$8.85
Total Return (%)a	10.77	.98	8.98	2.61	b	2.32	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	237	143	121	59		32
Ratio of expenses before expense reductions (including interest expense) (%)c	1.59	1.61	1.60	1.88		1.92
Ratio of expenses after expense reductions (including interest expense) (%)c	1.59	1.61	1.60	1.87		1.90
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.53	1.53	1.53	1.52		1.49
Ratio of net investment income (%)	3.76	4.08	4.07	4.18		3.76
Portfolio turnover rate (%)	27	24	37	77		55
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Class S	2012	2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$8.83	$9.09	$8.69	$8.87		$9.00
Income from investment operations: Net investment income	.42	.44	.44	.43		.42
Net realized and unrealized gain (loss)	.58	(.26)	.41	(.15)		(.12)
Total from investment operations	1.00	.18	.85	.28		.30
Less distributions from: Net investment income	(.42)	(.44)	(.44)	(.43)		(.42)
Net realized gains	(.00 )*	(.00 )*	(.01)	(.03)		(.01)
Total distributions	(.42)	(.44)	(.45)	(.46)		(.43)
Net asset value, end of period	$9.41	$8.83	$9.09	$8.69		$8.87
Total Return (%)	11.67	2.07	10.00	3.48	a	3.42	a
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,549	2,301	2,081	1,818		1,873
Ratio of expenses before expense reductions (including interest expense) (%)b	.64	.64	.62	.90		.95
Ratio of expenses after expense reductions (including interest expense) (%)b	.64	.64	.62	.89		.93
Ratio of expenses after expense reductions (excluding interest expense) (%)	.58	.56	.55	.54		.52
Ratio of net investment income (%)	4.72	5.05	5.05	5.16		4.74
Portfolio turnover rate (%)	27	24	37	77		55
a Total return would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

	Years Ended May 31,
Institutional Class	2012	2011	2010	2009		2008
Selected Per Share Data
Net asset value, beginning of period	$8.82	$9.08	$8.68	$8.85		$8.99
Income from investment operations: Net investment income	.43	.44	.45	.43		.43
Net realized and unrealized gain (loss)	.58	(.26)	.41	(.14)		(.13)
Total from investment operations	1.01	.18	.86	.29		.30
Less distributions from: Net investment income	(.43)	(.44)	(.45)	(.43)		(.43)
Net realized gains	(.00 )*	(.00 )*	(.01)	(.03)		(.01)
Total distributions	(.43)	(.44)	(.46)	(.46)		(.44)
Net asset value, end of period	$9.40	$8.82	$9.08	$8.68		$8.85
Total Return (%)	11.79	2.13	10.09	3.61	a	3.35
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	117	38	36	6		5
Ratio of expenses before expense reductions (including interest expense) (%)b	.56	.59	.57	.90		.90
Ratio of expenses after expense reductions (including interest expense) (%)b	.56	.59	.57	.89		.90
Ratio of expenses after expense reductions (excluding interest expense) (%)	.50	.51	.50	.54		.49
Ratio of net investment income (%)	4.78	5.09	5.09	5.16		4.77
Portfolio turnover rate (%)	27	24	37	77		55
a Total returns would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Managed Municipal Bond Fund (the "Fund") is a diversified series of DWS Municipal Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and services fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate municipal bond into a special purpose trust (the "Trust"). In turn the Trust issues a short-term floating rate note and an inverse floater. The income stream from the underlying bond in the Trust is divided between the floating rate note and the inverse floater. The income provided by the inverse floater bears an inverse relationship with the short-term rate paid to the floating rate note holder. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is paid to a third party, usually a tax-exempt money market fund, at rates that generally reset weekly. The inverse floater earns all of the interest from the underlying fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the Trust. The inverse floater represents an investment in the underlying bond on a leveraged basis; the Fund bears all of the price risk of the underlying bond in the Trust and receives all the benefits from any potential appreciation of the underlying bond's value. The floating rate notes issued by the Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the Trust are included in "Interest expense and fees on floating rate notes issued" in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2012 was $383,135,816, with a weighted average interest rate of 0.73%.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At May 31, 2012, the Fund had net tax basis capital loss carryforwards of approximately $83,294,000, including $1,746,000 of pre-enactment losses which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2019, the expiration date, whichever occurs first, and approximately $81,548,000 of post-enactment short-term losses which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in swap contracts, certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed tax-exempt income	$4,993,966
Undistributed ordinary income*	$2,287,817
Capital loss carryforward	$(83,294,000)
Net unrealized appreciation (depreciation) on investments	$591,187,730

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended May 31,
	2012	2011
Distributions from tax-exempt income	$211,450,277	$203,937,446
Distributions from ordinary income*	$1,124,260	$481,765
Distributions from long-term capital gains	$—	$88,036

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at May 31, 2012.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended May 31, 2012, the Fund invested into interest rate swap contracts to manage the duration of the Investment Portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of May 31, 2012, is included in a table following the Fund's Investment Portfolio. For the year ended May 31, 2012, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $225,550,000 to $290,750,000.

The following tables summarize the value of the Fund's derivative instruments held as of May 31, 2012 and the related location in the accompanying Statements of Assets and Liabilities presented by the primary underlying risk exposure:
Liability Derivative	Swap Contracts
Interest Rate Contracts (a)	$(17,702,527)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the period ended May 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$(71,280,620)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from swap contracts
Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$(12,081,746)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

C. Purchases and Sales of Securities

During the year ended May 31, 2012, purchases and sales of investment securities (excluding short-term investments) aggregated $1,719,966,133 and $1,373,886,956, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.365%
Next $750 million of such net assets	.345%
Next $1.5 billion of such net assets	.325%
Next $2.5 billion of such net assets	.315%
Next $2.5 billion of such net assets	.295%
Next $2.5 billion of such net assets	.275%
Next $2.5 billion of such net assets	.255%
Over $12.5 billion of such net assets	.235%

For the year ended May 31, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.33% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2012, the Administration Fee was $4,648,982, of which $425,911 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at May 31, 2012
Class A	$327,456	$80,821
Class B	1,500	356
Class C	19,410	5,535
Class S	745,714	183,084
Institutional Class	4,148	1,189
	$1,098,228	$270,985

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2012
Class B	$27,661	$2,193
Class C	1,360,797	146,896
	$1,388,458	$149,089

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at May 31, 2012	Annual Effective Rate
Class A	$4,805,926	$891,588	.24%
Class B	9,218	1,456	.25%
Class C	453,212	94,289	.25%
	$5,268,356	$987,333

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid to DIDI in connection with the distribution of Class A shares for the year ended May 31, 2012 aggregated $222,080.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2012, the CDSC for Class B and C shares aggregated $5,034 and $33,889, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2012, DIDI received $31,580 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $25,610, of which $10,411 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2012.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2012		Year Ended May 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	40,664,159	$370,789,938	35,208,434	$314,241,082
Class B	8,787	80,838	70,937	635,839
Class C	11,913,160	108,777,602	7,272,129	65,065,253
Class S	44,986,024	410,020,474	80,796,184	704,215,793
Institutional Class	12,280,424	111,414,970	4,396,620	39,522,991
		$1,001,083,822		$1,123,680,958
Shares issued to shareholders in reinvestment of distributions
Class A	7,835,641	$71,302,377	7,616,416	$67,468,927
Class B	13,258	120,422	17,801	157,919
Class C	572,413	5,216,355	461,008	4,079,289
Class S	6,867,551	62,576,708	7,041,085	62,519,098
Institutional Class	409,859	3,746,510	186,041	1,650,785
		$142,962,372		$135,876,018
Shares redeemed
Class A	(27,833,329)	$(253,023,678)	(41,985,518)	$(367,547,981)
Class B	(129,115)	(1,164,342)	(224,507)	(1,978,020)
Class C	(3,482,289)	(31,588,550)	(4,840,588)	(42,341,898)
Class S	(41,692,110)	(379,578,940)	(56,072,613)	(490,067,299)
Institutional Class	(4,488,471)	(41,137,379)	(4,288,010)	(37,211,233)
		$(706,492,889)		$(939,146,431)
Net increase (decrease)
Class A	20,666,471	$189,068,637	839,332	$14,162,028
Class B	(107,070)	(963,082)	(135,769)	(1,184,262)
Class C	9,003,284	82,405,407	2,892,549	26,802,644
Class S	10,161,465	93,018,242	31,764,656	276,667,592
Institutional Class	8,201,812	74,024,101	294,651	3,962,543
		$437,553,305		$320,410,545

G. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and unclaimed proceeds were then paid to the Fund in the amount of $258,220. In addition, the Fund received $4,393 of non-affiliated regulatory settlements. These payments are included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets for the year ended May 31, 2011. The amounts of the payments were less than 0.01% of the Fund's average net assets, thus having no impact on total return.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Municipal Trust and the Shareholders of DWS Managed Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Managed Municipal Bond Fund (the "Fund") at May 31, 2012, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 25, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2011 to May 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/12	$1,077.00	$1,072.60	$1,072.90	$1,077.80	$1,078.30
Expenses Paid per $1,000*	$4.26	$8.45	$8.34	$3.43	$2.91
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 12/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/12	$1,020.90	$1,016.85	$1,016.95	$1,021.70	$1,022.20
Expenses Paid per $1,000*	$4.14	$8.22	$8.12	$3.34	$2.83

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Managed Municipal Bond Fund+	.82%	1.63%	1.61%	.66%	.56%

+ Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.06% for each class.

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2012, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of May 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	105	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	105
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	105	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	105	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	105	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	105	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	108	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, May 2012-present	Director3, Deutsche Asset Management
Rita Rubin6 (1970) Assistant Secretary, 2009-2012*	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

* Effective May 18, 2012, Rita Rubin no longer serves as Assistant Secretary to the fund.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SMLAX	SMLBX	SMLCX	SCMBX	SMLIX
CUSIP Number	23337W-709	23337W-808	23337W-881	23337W-865	23337W-857
Fund Number	466	666	766	2066	544

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DMMBF-2
(R-027920-1 7/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MANAGED MUNICIPAL BOND FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$96,896	$0	$0	$0
2011	$96,896	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Managed Municipal Bond Fund, a series of DWS Municipal Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 30, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2012